    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2003
                                                      REGISTRATION NOS.: 2-64782
                                                                        811-2932

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /
                         POST-EFFECTIVE AMENDMENT NO. 29                     /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               /X/
                                AMENDMENT NO. 30                             /X/

                                   ----------

                    MORGAN STANLEY HIGH YIELD SECURITIES INC.
                            (A MARYLAND CORPORATION)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                               NEW YORK, NY 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                /X/ immediately upon filing pursuant to paragraph (b)
                / / on October 30, 2003 pursuant to paragraph (b)
                / / 60 days after filing pursuant to paragraph (a)
                / / on (date) pursuant to paragraph (a)(2) of rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

MORGAN STANLEY FUNDS



MORGAN STANLEY HIGH YIELD SECURITIES


A MUTUAL FUND WHOSE PRIMARY INVESTMENT OBJECTIVE IS TO EARN A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY OBJECTIVE, THE FUND SEEKS CAPITAL APPRECIATION BUT ONLY TO THE EXTENT CONSISTENT WITH ITS PRIMARY OBJECTIVE.


[MORGAN STANLEY LOGO]



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTUS


OCTOBER 30, 2003

CONTENTS


THE FUND

     Investment Objectives                                                     1

     Principal Investment Strategies                                           1

     Principal Risks                                                           2

     Past Performance                                                          3

     Fees and Expenses                                                         5

     Additional Investment Strategy Information                                6

     Additional Risk Information                                               7

     Fund Management                                                           8

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                                       9

     How To Buy Shares                                                         9

     How To Exchange Shares                                                   11

     How To Sell Shares                                                       12

     Distributions                                                            14

     Tax Consequences                                                         14

     Share Class Arrangements                                                 15

FINANCIAL HIGHLIGHTS                                                          23

MORGAN STANLEY FUNDS                                           Inside Back Cover



This PROSPECTUS contains important information about the fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVES

[GRAPHIC]

Morgan Stanley High Yield Securities Inc. seeks as a primary investment objective to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the Fund's Investment Manager to be appropriate investments for the Fund. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Fund will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Fund may invest in securities which no longer make payments of interest or principal.

In deciding which securities to buy, hold or sell, the Investment Manager considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.


Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities and payment-in-kind bonds. Zero coupon securities are purchased at a discount and generally accrue interest, but make no payments until maturity; payment-in-kind bonds are purchased at the face amount of the bond and accrue additional principal but make no payments until maturity.

The remaining 20% of the Fund's assets may be invested in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality when the Investment Manager believes that such securities may produce attractive yields.) The Fund may also invest in common stocks, asset-backed securities, convertible securities, warrants and


[SIDENOTE]

INCOME

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT INCOME RATHER THAN RISE IN PRICE.

foreign securities. The Fund may utilize forward foreign currency exchange contracts in connection with its investments in foreign securities.


In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis--and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

LOWER RATED SECURITIES ("JUNK BONDS"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value. In addition to junk bonds, the Fund may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with its investments in common stocks, asset-backed securities, warrants, foreign securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS


1993      31.59%
1994      -7.15%
1995      17.13%
1996      13.27%
1997      12.90%
1998      -2.63%
1999       2.77%
2000     -30.61%
2001     -26.91%
2002      -8.96%


THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS D SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003 WAS 20.68%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.28% (quarter ended March 31, 1993) and the lowest return for a calendar quarter was -19.49% (quarter ended December 31, 2000).


[SIDENOTE]

ANNUAL TOTAL RETURNS


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS D SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



                                                                   PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS   LIFE OF
                                                                                                                         FUND
Class A - Returns Before Taxes(1)                                    -13.55%           -15.35%             -2.38%          --
Class A - Returns After Taxes on Distributions(1),(4)                -17.78%           -19.83%             -7.07%          --
Class A - Returns After Taxes on Distributions and Sale
            of Fund Shares(1)                                         -8.22%           -12.22%             -2.88%          --
          Lehman Brothers U.S. Corporate High Yield Index(5)          -1.41%             0.38%              5.86%          --
          Lipper High Current Yield Bond Funds Index(6)               -2.41%            -1.80%              4.69%          --
Class B - Returns Before Taxes(2)                                    -13.63%           -15.18%                --       -13.44%
          Lehman Brothers U.S. Corporate High Yield Index(5)          -1.41%             0.38%                          -1.03%(7)
          Lipper High Current Yield Bond Funds Index(6)               -2.41%            -1.80%                          -0.18%(7)
Class C - Returns Before Taxes(2)                                    -10.62%           -15.11%                --       -13.47%
          Lehman Brothers U.S. Corporate High Yield Index(5)          -1.41%             0.38%                           1.03%(7)
          Lipper High Current Yield Bond Funds Index(6)               -2.41%            -1.80%                          -0.18%(7)
Class D - Returns Before Taxes(3)                                     -8.96%           -14.31%             -1.66%          --
Class D - Returns After Taxes on Distributions(3),(4)                -13.47%           -18.91%             -6.47%          --
Class D - Returns After Taxes on Distributions and Sale of
            Fund Shares(3)                                            -5.42%           -11.58%             -2.41%          --
          Lehman Brothers U.S. Corporate High Yield Index(5)          -1.41%             0.38%              5.86%          --
          Lipper High Current Yield Bond Funds Index(6)               -2.41%            -1.80%              4.69%          --


(1) PRIOR TO JULY 28, 1997 THE FUND OFFERED ONLY ONE CLASS OF SHARES. BECAUSE THE DISTRIBUTION ARRANGEMENT FOR CLASS A MOST CLOSELY RESEMBLED THE DISTRIBUTION ARRANGEMENT APPLICABLE PRIOR TO THE IMPLEMENTATION OF MULTIPLE CLASSES (I.E., CLASS A IS SOLD WITH A FRONT-END SALES CHARGE), HISTORICAL PERFORMANCE INFORMATION HAS BEEN RESTATED TO REFLECT THE ACTUAL MAXIMUM SALES CHARGE APPLICABLE TO CLASS A (I.E., 4.25%) AS COMPARED TO THE 5.50% SALES CHARGE IN EFFECT PRIOR TO JULY 28, 1997. IN ADDITION, CLASS A SHARES ARE NOW SUBJECT TO AN ONGOING 12b-1 FEE WHICH IS REFLECTED IN THE RESTATED PERFORMANCE FOR THAT CLASS.

(2) CLASSES B AND C COMMENCED OPERATIONS ON JULY 28, 1997.

(3) BECAUSE ALL SHARES OF THE FUND HELD PRIOR TO JULY 28, 1997 WERE DESIGNATED CLASS D SHARES, THE FUND'S HISTORICAL PERFORMANCE HAS BEEN RESTATED TO REFLECT THE ABSENCE OF ANY SALES CHARGE.

(4) THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.


(5) LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(6) LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER HIGH CURRENT YIELD BOND FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX.

(7) FROM JULY 31, 1997 THROUGH DECEMBER 31, 2002.

The above table shows after-tax returns for the Fund's Class A and Class D shares. The after-tax returns for the Fund's other Classes will vary from the Class A and Class D shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                          CLASS A          CLASS B     CLASS C     CLASS D
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)            4.25%(1)         None         None         None
Maximum deferred sales charge (load) (as a
 percentage based on the lesser of the offering
 price or net asset value at redemption)                  None(2)          5.00%(3)     1.00%(4)     None

ANNUAL FUND OPERATING EXPENSES


                                                         CLASS A          CLASS B     CLASS C     CLASS D
Management fee                                            0.49%            0.49%        0.49%       0.49%
Distribution and service (12b-1) fees                     0.20%            0.75%        0.85%       None
Other expenses                                            0.37%            0.37%        0.37%       0.37%
Total annual Fund operating expenses                      1.06%            1.61%        1.71%       0.86%


(1) REDUCED FOR PURCHASES OF $25,000 AND OVER.

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.

(4) ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED AUGUST 31, 2003.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



                 IF YOU SOLD YOUR SHARES:             IF YOU HELD YOUR SHARES:
           -----------------------------------   -----------------------------------
           1 YEAR   3 YEARS  5 YEARS  10 YEARS   1 YEAR   3 YEARS  5 YEARS  10 YEARS
Class A    $ 528     $ 748   $   985   $ 1,664    $ 528    $ 748    $ 985    $ 1,664
Class B    $ 664     $ 808   $ 1,076   $ 1,911    $ 164    $ 508    $ 876    $ 1,911
Class C    $ 274     $ 539   $   928   $ 2,019    $ 174    $ 539    $ 928    $ 2,019
Class D    $  88     $ 274   $   477   $ 1,061    $  88    $ 274    $ 477    $ 1,061


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

COMMON STOCKS. The Fund may invest up to 20% of its assets in common stocks.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

FOREIGN SECURITIES. The Fund may invest up to 20% of its assets in fixed-income securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its total assets in these securities may be denominated in foreign currencies.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.


WARRANTS. The Fund may acquire warrants which may or may not be attached to common stock. Warrants are options to purchase equity securities at a specific price for a specific period of time.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. The Fund may purchase units which combine debt securities with equity securities and/or warrants. The Fund may invest in convertible securities which are securities that generally pay interest and may be converted into common stock.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Fund.

COMMON STOCKS. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between U.S. dollars and a foreign market's local currency.

Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. Any Fund investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities.

FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund's portfolio is managed within the Taxable Fixed-Income team. Current members of the team include Gordon W. Loery, an Executive Director of the Investment Manager, and Josh Givelber and Chad Liu, Vice Presidents of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.49% of the Fund's average daily net assets.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF AUGUST 31, 2003.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Funds' transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www. morganstanley.com/funds you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


MINIMUM INVESTMENT AMOUNTS

                                                                                   MINIMUM INVESTMENT
                                                                                ------------------------
INVESTMENT OPTIONS                                                              INITIAL       ADDITIONAL
Regular accounts                                                                $ 1,000         $ 100
Individual Retirement Account                                                   $ 1,000         $ 100
Coverdell Education Savings Account                                             $   500         $ 100
EasyInvest(SM)
  (Automatically from your checking or savings account or Money Market Fund)    $   100*        $ 100*

* Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

[SIDENOTE]


EASYINVEST(SM)


A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley High Yield Securities Inc.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                       PROCEDURES
---------------------------------------------------------------------------------------------------------------
CONTACT YOUR                  To sell your shares, simply call your Morgan Stanley Financial Advisor or other
FINANCIAL ADVISOR             authorized financial representative. Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.

BY LETTER                     You can also sell your shares by writing a "letter of instruction" that includes:
                              -  your account number;
                              -  the name of the Fund;
                              -  the dollar amount or the number of shares you wish to sell;
                              -  the Class of shares you wish to sell; and
                              -  the signature of each owner as it appears on the account.

OPTIONS                       PROCEDURES
---------------------------------------------------------------------------------------------------------------
BY LETTER,                    If you are requesting payment to anyone other than the registered owner(s) or
(CONTINUED)                   that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee.
                              You can obtain a signature guarantee from an eligible guarantor acceptable to
                              Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                              Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303.
                              If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                              A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

SYSTEMATIC                    If your investment in all of the Morgan Stanley Funds has a total market value
WITHDRAWAL PLAN               of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                              Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share
                              Class Arrangements" section of this PROSPECTUS.

                              To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley
                              Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The
                              Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.


REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

TAX CONSEQUENCES


[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of the PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

  CLASS      SALES CHARGE                                                               MAXIMUM ANNUAL 12b-1 FEE
    A        Maximum 4.25% initial sales charge reduced for purchase of
             $25,000 or more; shares sold without an initial sales charge
             are generally subject to a 1.0% CDSC during the first year                         0.25%
    B        Maximum 5.0% CDSC during the first year decreasing to 0% after six years           0.75%
    C        1.0% CDSC during the first year                                                    0.85%
    D        None                                                                               None

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


                                                FRONT-END SALES CHARGE
                                    ------------------------------------------------
AMOUNT OF                               PERCENTAGE OF         APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                  PUBLIC OFFERING PRICE     OF NET AMOUNT INVESTED
Less than $25,000                            4.25%                   4.44%
$25,000 but less than $50,000                4.00%                   4.17%
$50,000 but less than $100,000               3.50%                   3.63%
$100,000 but less than $250,000              2.75%                   2.83%
$250,000 but less than $500,000              2.25%                   2.30%
$500,000 but less than $1 million            1.75%                   1.78%
$1 million and over                          0.00%                   0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:
-  A single account (including an individual, trust or fiduciary account).
- Family member accounts (limited to husband, wife and children under the age of 21).
- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

[SIDENOTE]


FRONT-END SALES CHARGE OR FSC


AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee.
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE         CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First                                                       5.0%
Second                                                      4.0%
Third                                                       3.0%
Fourth                                                      2.0%
Fifth                                                       2.0%
Sixth                                                       1.0%
Seventh and thereafter                                     None

[SIDENOTE]


CONTINGENT DEFERRED SALES CHARGE OR CDSC


A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative, or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 0.75% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.


- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES

FOR THE YEAR ENDED AUGUST 31,                              2003           2002           2001           2000           1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     1.55     $     2.32     $     4.35     $     5.51     $     6.16
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income++                                  0.19           0.26           0.47           0.69           0.72
  Net realized and unrealized gain (loss)                  0.10          (0.73)         (1.99)         (1.13)         (0.63)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.29          (0.47)         (1.52)         (0.44)          0.09
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends and distributions from:
  Net investment income                                   (0.17)         (0.27)         (0.51)         (0.72)         (0.74)
  Paid-in-capital                                            --          (0.03)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.17)         (0.30)         (0.51)         (0.72)         (0.74)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $     1.67     $     1.55     $     2.32     $     4.35     $     5.51
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             19.88%        (21.70)%       (37.05)%        (8.88)%         1.47%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses 1.06%                                             0.99%          0.77%          0.70%          0.68%
Net investment income                                     11.96%         13.76%         15.17%         13.62%         12.42%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   38,072     $   23,879     $   36,762     $   57,273     $   68,667
Portfolio turnover rate                                      66%            39%            49%            20%            36%
---------------------------------------------------------------------------------------------------------------------------

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS B SHARES

FOR THE YEAR ENDED AUGUST 31,                              2003           2002           2001           2000           1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     1.55     $     2.32     $     4.34     $     5.50     $     6.15
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income++                                  0.18           0.25           0.46           0.66           0.69
  Net realized and unrealized gain (loss)                  0.10          (0.73)         (1.99)         (1.13)         (0.64)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.28          (0.48)         (1.53)         (0.47)          0.05
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends and distributions from:
  Net investment income                                   (0.16)         (0.26)         (0.49)         (0.69)         (0.70)
  Paid-in-capital                                            --          (0.03)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.16)         (0.29)         (0.49)         (0.69)         (0.70)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $     1.67     $     1.55     $     2.32     $     4.34     $     5.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             19.27%        (22.00)%       (37.27)%        (9.39)%         0.92%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   1.61%          1.56%          1.37%          1.25%          1.24%
Net investment income                                     11.41%         13.19%         14.57%         13.07%         11.86%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $  422,468     $  371,399     $  664,706     $1,381,008     $1,927,186
Portfolio turnover rate                                      66%            39%            49%            20%            36%
---------------------------------------------------------------------------------------------------------------------------

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS C SHARES

FOR THE YEAR ENDED AUGUST 31,                              2003           2002           2001           2000           1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     1.55     $     2.32     $     4.34     $     5.51     $     6.15
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income++                                  0.18           0.25           0.45           0.66           0.68
  Net realized and unrealized gain (loss)                  0.10          (0.73)         (1.98)         (1.14)         (0.62)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.28          (0.48)         (1.53)         (0.48)          0.06
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends and distributions from:
  Net investment income                                   (0.16)         (0.26)         (0.49)         (0.69)         (0.70)
  Paid-in-capital                                            --          (0.03)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.16)         (0.29)         (0.49)         (0.69)         (0.70)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $     1.67     $     1.55     $     2.32     $     4.34     $     5.51
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             19.14%        (22.11)%       (37.24)%        (9.66)%         0.99%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   1.71%          1.66%          1.47%          1.35%          1.34%
Net investment income                                     11.31%         13.09%         14.47%         12.97%         11.76%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   45,114     $   33,978     $   49,818     $   86,951     $  109,142
Portfolio turnover rate                                      66%            39%            49%            20%            36%
---------------------------------------------------------------------------------------------------------------------------

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS D SHARES

FOR THE YEAR ENDED AUGUST 31,                              2003           2002           2001           2000           1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $     1.55     $     2.32     $     4.35     $     5.51     $     6.16
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income++                                  0.19           0.26           0.48           0.70           0.74
  Net realized and unrealized gain (loss)                  0.11          (0.73)         (1.99)         (1.13)         (0.64)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             0.30          (0.47)         (1.51)         (0.43)          0.10
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends and distributions from:
  Net investment income                                   (0.17)         (0.27)         (0.52)         (0.73)         (0.75)
  Paid-in-capital                                            --          (0.03)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.17)         (0.30)         (0.52)         (0.73)         (0.75)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $     1.68     $     1.55     $     2.32     $     4.35     $     5.51
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             20.82%        (21.45)%       (36.95)%        (8.69)%         1.67%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   0.86%          0.81%          0.62%          0.50%          0.49%
Net investment income                                     12.16%         13.94%         15.32%         13.82%         12.61%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $  175,471     $   86,436     $  137,319     $  246,941     $  333,714
Portfolio turnover rate                                      66%            39%            49%            20%            36%
---------------------------------------------------------------------------------------------------------------------------

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

NOTES

NOTES

GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund


GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
New Discoveries Fund
Next Generation Trust
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund


GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio


INCOME FUNDS
Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust


SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund


TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)


THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
NL--NO-LOAD (MUTUAL) FUND; MM--MONEY MARKET FUND; FSC--A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Roomin Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202)942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS

CLASS A:             HYLAX
CLASS B:             HYLBX
CLASS C:             HYLCX
CLASS D:             HYLDX


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2932)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.
(C) 2003 Morgan Stanley


[MORGAN STANLEY LOGO]


CLF#37915

MORGAN STANLEY FUNDS



MORGAN STANLEY HIGH YIELD SECURITIES


37915 10/03



A MUTUAL FUND WHOSE PRIMARY INVESTMENT OBJECTIVE IS TO EARN A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY OBJECTIVE, THE FUND SEEKS CAPITAL APPRECIATION BUT ONLY TO THE EXTENT CONSISTENT WITH ITS PRIMARY OBJECTIVE.


[MORGAN STANLEY LOGO]


PROSPECTUS

OCTOBER 30, 2003

MORGAN STANLEY HIGH YIELD SECURITIES INC.

STATEMENT OF ADDITIONAL INFORMATION


OCTOBER 30, 2003




     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated October 30, 2003) for Morgan Stanley High Yield Securities Inc. (the "Fund") may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley High Yield Securities Inc.
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                            4
  II.  Description of the Fund and Its Investments and Risks                                   4
       A. Classification                                                                       4
       B. Investment Strategies and Risks                                                      4
       C. Fund Policies/Investment Restrictions                                               11
 III.  Management of the Fund                                                                 12
       A. Board of Directors                                                                  12
       B. Management Information                                                              13
       C. Compensation                                                                        20
  IV.  Control Persons and Principal Holders of Securities                                    22
   V.  Investment Management and Other Services                                               22
       A. Investment Manager                                                                  22
       B. Principal Underwriter                                                               23
       C. Services Provided by the Investment Manager                                         23
       D. Dealer Reallowances                                                                 24
       E. Rule 12b-1 Plan                                                                     24
       F. Other Service Providers                                                             28
       G. Codes of Ethics                                                                     28
  VI.  Brokerage Allocation and Other Practices                                               29
       A. Brokerage Transactions                                                              29
       B. Commissions                                                                         29
       C. Brokerage Selection                                                                 29
       D. Directed Brokerage                                                                  30
       E. Regular Broker-Dealers                                                              30
 VII.  Capital Stock and Other Securities                                                     30
VIII.  Purchase, Redemption and Pricing of Shares                                             31
       A. Purchase/Redemption of Shares                                                       31
       B. Offering Price                                                                      31
  IX.  Taxation of the Fund and Shareholders                                                  33
   X.  Underwriters                                                                           35
  XI.  Calculation of Performance Data                                                        35
 XII.  Financial Statements                                                                   37
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures        Appendix A

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York.

     "DIRECTORS" -- The Board of Directors of the Fund.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley High Yield Securities Inc., a registered open-end investment company.


     "INDEPENDENT DIRECTORS" -- Directors who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

I. FUND HISTORY


     The Fund was incorporated in the state of Maryland on June 14, 1979 under the name InterCapital High Yield Securities Inc. On March 21, 1983, the Fund's name was changed to Dean Witter High Yield Securities Inc. On June 22, 1998, the name of the Fund was changed to Morgan Stanley Dean Witter High Yield Securities Inc. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley High Yield Securities Inc.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.


     FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate contracts that are traded on U.S. and foreign commodity exchanges.

     The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

     Although the terms of future contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of the futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.


     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, or U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, or U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     LIMITATIONS ON FUTURES CONTRACTS. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Investment Manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.


     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges.

Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund may only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund may only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


     MUNICIPAL OBLIGATIONS. The Fund may invest up to 10% of its total assets in municipal obligations that pay interest exempt from federal income tax. Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

     PUBLIC UTILITIES. The Fund's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.


     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation' s common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

     1.   As a primary objective, seek to earn a high level of current income.

     2. As a secondary objective, seek capital appreciation but only to the extent consistent with its primary objective.

The Fund MAY not:

     1.   Acquire common stocks in excess of 20% of its total assets.


     2. Invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities).


     3. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.


     4. Invest more than 25% of its total assets in securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     5. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities.


     6.   Make short sales of securities.

     7. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     8. Pledge its assets or assign or otherwise encumber them in excess of 4.5% of its net assets (taken at market value at the time of pledging) and then only to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

     9. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     10. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     11. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

     12. Make loans of money or securities, except: (a) the purchase of debt obligations; (b) investment in repurchase agreements; or (c) by lending its portfolio securities.

     13. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     15. Invest for the purpose of exercising control or management of another company.

     16. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such company.

     17. Write, purchase or sell puts, calls, or combinations thereof except options on futures contracts or options on debt securities.

     18. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF DIRECTORS

     The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Directors") of the Fund approved
Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

     DIRECTORS AND OFFICERS. The Board of the Fund consists of ten Directors. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Directors have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other three Directors (the "Management Directors") are affiliated with the Investment Manager.

     The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of July 31, 2003) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).



                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                           POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT DIRECTOR     REGISTRANT     SERVED*                PAST 5 YEARS**              BY DIRECTOR         BY DIRECTOR
------------------------- ------------ ------------ --------------------------------------- ------------- --------------------------
Michael Bozic (62)        Director     Since        Retired; Director or Trustee of             216       Director of Weirton
c/o Mayer, Brown,                      April 1994   the Retail Funds and TCW/DW Term                      Steel Corporation.
Rowe & Maw LLP                                      Trust 2003 (since April 1994) and
Counsel to the                                      the Institutional Funds (since
Independent Directors                               July 2003); formerly Vice Chairman
1675 Broadway                                       of Kmart Corporation (December
New York, NY                                        1998-October 2000), Chairman and Chief
                                                    Executive Officer of Levitz Furniture
                                                    Corporation (November 1995-November
                                                    1998) and President and Chief Executive
                                                    Officer of Hills Department Stores (May
                                                    1991-July 1995); formerly variously
                                                    Chairman, Chief Executive Officer,
                                                    President and Chief Operating Officer
                                                    (1987-1991) of the Sears Merchandise
                                                    Group of Sears, Roebuck & Co.


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                           POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT DIRECTOR     REGISTRANT     SERVED*                PAST 5 YEARS**              BY DIRECTOR         BY DIRECTOR
------------------------- ------------ ------------ --------------------------------------- ------------- --------------------------
Edwin J. Garn (71)        Director     Since        Director or Trustee of the Retail           216       Director of Franklin
c/o Summit                             January 1993 Funds and TCW/DW Term Trust 2003                      Covey (time management
Ventures LLC                                        (since January 1993) and the                          systems), BMW Bank of
1 Utah Center                                       Institutional Funds (since                            North America, Inc.
201 S. Main Street                                  July 2003); member of the Utah                        (industrial loan
Salt Lake City, UT                                  Regional Advisory Board of Pacific                    corporation), United
                                                    Corp.; formerly United States                         Space Alliance (joint
                                                    Senator (R-Utah) (1974-1992) and                      venture between
                                                    Chairman, Senate Banking Committee                    Lockheed Martin and the
                                                    (1980-1986), Mayor of Salt Lake                       Boeing Company) and
                                                    City, Utah (1971-1974), Astronaut,                    Nuskin Asia Pacific
                                                    Space Shuttle Discovery                               (multilevel marketing);
                                                    (April 12-19, 1985), and Vice                         member of the board of
                                                    Chairman, Huntsman Corporation                        various civic and
                                                    (chemical company).                                   charitable organizations.

Wayne E. Hedien (69)      Director     Since        Retired; Director or Trustee of             216       Director of The PMI
c/o Mayer, Brown,                      September    the Retail Funds and TCW/DW Term                      Group Inc. (private
Rowe & Maw LLP                         1997         Trust 2003 (since September 1997)                     mortgage insurance);
Counsel to the                                      and the Institutional Funds (since                    Trustee and Vice
Independent Directors                               July 2003); formerly associated                       Chairman of The Field
1675 Broadway                                       with the Allstate Companies                           Museum of Natural
New York, NY                                        (1966-1994), most recently as                         History; director of
                                                    Chairman of The Allstate                              various other business
                                                    Corporation (March 1993-December                      and charitable
                                                    1994) and Chairman and Chief Executive                organizations.
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December 1994).

Dr. Manuel H. Johnson     Director     Since        Chairman of the Audit Committee             216       Director of NVR, Inc.
(54)                                   July 1991    and Director or Trustee of the                        (home construction);
c/o Johnson Smick                                   Retail Funds and TCW/DW Term Trust                    Chairman and Trustee of
International, Inc.                                 2003 (since July 1991) and the                        the Financial
2099 Pennsylvania                                   Institutional Funds (since                            Accounting Foundation
Avenue, N.W.                                        July 2003); Senior Partner,                           (oversight organization
Suite 950                                           Johnson Smick International, Inc.,                    of the Financial
Washington, D.C.                                    a consulting firm; Co-Chairman and                    Accounting Standards
                                                    a founder of the Group of Seven                       Board); Director of RBS
                                                    Council (G7C), an international                       Greenwich Capital
                                                    economic commission; formerly Vice                    Holdings (financial
                                                    Chairman of the Board of Governors                    holding company).
                                                    of the Federal Reserve System and
                                                    Assistant Secretary of the U.S.
                                                    Treasury.

Joseph J. Kearns (61)     Director     Since July   Deputy Chairman of the Audit                217       Director of Electro
PMB754                                 2003         Committee and Director or Trustee                     Rent Corporation
23852 Pacific                                       of the Retail Funds and TCW/DW                        (equipment leasing),
Coast Highway                                       Term Trust 2003 (since July 2003)                     The Ford Family
Malibu, CA                                          and the Institutional Funds (since                    Foundation, and the
                                                    August 1994); previously Chairman                     UCLA Foundation.
                                                    of the Audit Committee of the
                                                    Institutional Funds (October 2001-July
                                                    2003); President, Kearns & Associates
                                                    LLC (investment consulting); formerly
                                                    CFO of the J. Paul Getty Trust.


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                           POSITION(S)   LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT DIRECTOR     REGISTRANT     SERVED*                PAST 5 YEARS**              BY DIRECTOR         BY DIRECTOR
------------------------- ------------ ------------ --------------------------------------- ------------- --------------------------
Michael E. Nugent (67)    Director     Since        Chairman of the Insurance                   216       Director of various
c/o Triumph                            July 1991    Committee and Director or Trustee                     business organizations.
Capital, L.P.                                       of the Retail Funds and TCW/DW
445 Park Avenue                                     Term Trust 2003 (since July 1991)
New York, NY                                        and the Institutional Funds (since
                                                    July 2001); General Partner of
                                                    Triumph Capital, L.P., a private
                                                    investment partnership; formerly
                                                    Vice President, Bankers Trust
                                                    Company and BT Capital Corporation
                                                    (1984-1988).

Fergus Reid (71)          Director     Since        Chairman of the Governance                  217       Trustee and Director of
85 Charles Colman Blvd.                July 2003    Committee and Director or Trustee                     certain investment
Pawling, NY                                         of the Retail Funds and TCW/DW                        companies in the
                                                    Term Trust 2003 (since July 2003)                     JPMorgan Funds complex
                                                    and the Institutional Funds (since                    managed by JP Morgan
                                                    June 1992); Chairman of Lumelite                      Investment Management
                                                    Plastics Corporation.                                 Inc.



     The Directors who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of July 31, 2003) and the other directorships, if any, held by the Director, are shown below.



                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
                           POSITION(S)   LENGTH OF                                           OVERSEEN BY
NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING        MANAGEMENT   OTHER DIRECTORSHIPS HELD
   MANAGEMENT DIRECTOR     REGISTRANT     SERVED*                PAST 5 YEARS**                DIRECTOR          BY DIRECTOR
------------------------- ------------ ------------ --------------------------------------- ------------- --------------------------
Charles A. Fiumefreddo    Chairman of  Since        Chairman and Director or Trustee            216       None
(70)                      the Board    July 1991    of the Retail Funds and TCW/DW
c/o Morgan Stanley Trust  and Director              Term Trust 2003 (since July 1991)
Harborside                                          and the Institutional Funds (since
Financial Center,                                   July 2003); formerly Chief
Plaza Two,                                          Executive Officer of the Retail
Jersey City, NJ                                     Funds and the TCW/DW Term Trust
                                                    2003 (until September 2002).


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX
                           POSITION(S)   LENGTH OF                                           OVERSEEN BY
NAME, AGE AND ADDRESS OF   HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING        MANAGEMENT   OTHER DIRECTORSHIPS HELD
   MANAGEMENT DIRECTOR     REGISTRANT     SERVED*               PAST 5 YEARS**                 DIRECTOR          BY DIRECTOR
------------------------- ------------ ------------ --------------------------------------- ------------- --------------------------
James F. Higgins (55)     Director     Since        Director or Trustee of the Retail           216       Director of AXA
c/o Morgan Stanley Trust               June 2000    Funds and TCW/DW Term Trust 2003                      Financial, Inc. and The
Harborside                                          (since June 2000) and the Institutional               Equitable Life
Financial Center,                                   Funds (since July 2003); Senior Advisor               Assurance Society of
Plaza Two,                                          of Morgan Stanley (since August 2000);                the United States
Jersey City, NJ                                     Director of the Distributor and Dean                  (financial services).
                                                    Witter Realty Inc.; previously
                                                    President and Chief Operating Officer
                                                    of the Private Client Group of Morgan
                                                    Stanley (May 1999-August 2000), and
                                                    President and Chief Operating Officer
                                                    of Individual Securities of Morgan
                                                    Stanley (February 1997-May 1999).

Philip J. Purcell (60)    Director     Since        Director or Trustee of the Retail           216       Director of American
1585 Broadway                          April 1994   Funds and TCW/DW Term Trust 2003                      Airlines, Inc. and its
New York, NY                                        (since April 1994) and the                            parent company, AMR
                                                    Institutional Funds (since July 2003);                Corporation.
                                                    Chairman of the Board of Directors and
                                                    Chief Executive Officer of Morgan
                                                    Stanley and Morgan Stanley DW Inc.;
                                                    Director of the Distributor; Chairman
                                                    of the Board of Directors and Chief
                                                    Executive Officer of Novus Credit
                                                    Services Inc.; Director and/or
                                                    officer of various Morgan Stanley
                                                    subsidiaries.


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                   POSITION(S)              LENGTH
  NAME, AGE AND ADDRESS OF          HELD WITH               OF TIME                      PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER            REGISTRANT               SERVED*                             PAST 5 YEARS**
----------------------------- --------------------- ---------------------------- -----------------------------------------------
Mitchell M. Merin (50)        President             Since May 1999               President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                                      Stanley Investment Management Inc.; President,
New York, NY                                                                     Director and Chief Executive Officer of the
                                                                                 Investment Manager and Morgan Stanley Services;
                                                                                 Chairman, Chief Executive Officer and Director
                                                                                 of the Distributor; Chairman and Director of
                                                                                 the Transfer Agent; Director of various Morgan
                                                                                 Stanley subsidiaries; President of Morgan
                                                                                 Stanley Investments LP (since February 2003);
                                                                                 President of the Institutional Funds (since
                                                                                 July 2003) and President of the Retail Funds
                                                                                 and TCW/DW Term Trust 2003 (since May 1999);
                                                                                 Trustee (since July 2003) and President (since
                                                                                 December 2002) of the Van Kampen Closed-End
                                                                                 Funds; Trustee (since May 1999) and President
                                                                                 (since October 2002) of the Van Kampen Open-End
                                                                                 Funds.

Barry Fink (48)               Vice President and    Since February 1997          General Counsel (since May 2000) and Managing
1221 Avenue of the Americas   General Counsel                                    Director (since December 2000) of Morgan
New York, NY                                                                     Stanley Investment Management; Managing
                                                                                 Director (since December 2000), Secretary
                                                                                 (since February 1997) and Director (since July
                                                                                 1998) of the Investment Manager and Morgan
                                                                                 Stanley Services; Assistant Secretary of Morgan
                                                                                 Stanley DW; Chief Legal Officer of Morgan
                                                                                 Stanley Investments LP (since July 2002); Vice
                                                                                 President of the Institutional Funds (since
                                                                                 July 2003); Vice President and Secretary of the
                                                                                 Distributor; previously Secretary of the Retail
                                                                                 Funds (February 1997-July 2003); previously
                                                                                 Vice President and Assistant General Counsel of
                                                                                 the Investment Manager and Morgan Stanley
                                                                                 Services (February 1997-December 2001).

Ronald E. Robison (64)        Executive Vice        Since April 2003             Chief Global Operations Officer and Managing
1221 Avenue of the Americas   President and                                      Director of Morgan Stanley Investment
New York, NY                  Principal Executive                                Management Inc.; Managing Director of Morgan
                              Officer                                            Stanley & Co. Incorporated; Managing Director
                                                                                 of Morgan Stanley; Managing Director, Chief
                                                                                 Administrative Officer and Director of the
                                                                                 Investment Manager and Morgan Stanley Services;
                                                                                 Chief Executive Officer and Director of the
                                                                                 Transfer Agent; Executive Vice President and
                                                                                 Principal Executive Officer of the
                                                                                 Institutional Funds (since July 2003) and the
                                                                                 TCW/DW Term Trust 2003 (since April 2003);
                                                                                 previously President of the Institutional Funds
                                                                                 (March 2001-July 2003) and Director of the
                                                                                 Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (60)      Vice President        Since July 1995              Managing Director and Chief Investment Officer
1221 Avenue of the Americas                                                      of the Investment Manager, Morgan Stanley
New York, NY                                                                     Investment Management Inc. and Morgan Stanley
                                                                                 Investments LP; Director of the Transfer Agent,
                                                                                 Chief Investment Officer of the Van Kampen
                                                                                 Funds; Vice President of the Institutional
                                                                                 Funds (since July 2003) and the Retail Funds
                                                                                 (since July 1995).

Stefanie V. Chang (36)        Vice President        Since July 2003              Executive Director of Morgan Stanley & Co. and
1221 Avenue of the Americas                                                      Morgan Stanley Investment Management Inc. and
New York, NY                                                                     Vice President of the Institutional Funds
                                                                                 (since December 1997) and the Retail Funds
                                                                                 (since July 2003); formerly practiced law with
                                                                                 the New York law firm of Rogers & Wells (now
                                                                                 Clifford Chance LLP).


----------------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                   POSITION(S)              LENGTH
  NAME, AGE AND ADDRESS OF          HELD WITH               OF TIME                      PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER            REGISTRANT               SERVED*                             PAST 5 YEARS**
----------------------------- --------------------- ---------------------------- -----------------------------------------------
Francis J. Smith (38)         Treasurer and Chief   Treasurer since July 2003    Executive Director of the Investment Manager
c/o Morgan Stanley Trust      Financial Officer     and Chief Financial Officer  and Morgan Stanley Services (since December
Harborside Financial Center,                        since September 2002         2001); previously Vice President of the Retail
Plaza Two,                                                                       Funds (September 2002-July 2003); previously
Jersey City, NJ                                                                  Vice President of the Investment Manager and
                                                                                 Morgan Stanley Services (August 2000-November
                                                                                 2001) and Senior Manager at
                                                                                 PricewaterhouseCoopers LLP (January 1998-August
                                                                                 2000).

Thomas F. Caloia (57)         Vice President        Since July 2003              Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                         Assistant Treasurer of the Investment Manager,
Harborside Financial Center,                                                     the Distributor and Morgan Stanley Services;
Plaza Two,                                                                       previously Treasurer of the Retail Funds (April
Jersey City, NJ                                                                  1989-July 2003); formerly First Vice President
                                                                                 of the Investment Manager, the Distributor and
                                                                                 Morgan Stanley Services.

Mary E. Mullin (36)           Secretary             Since July 2003              Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas                                                      Incorporated and Morgan Stanley Investment
New York, NY                                                                     Management Inc.; Secretary of the Institutional
                                                                                 Funds (since June 1999) and the Retail Funds
                                                                                 (since July 2003); formerly practiced law with
                                                                                 the New York law firms of McDermott, Will &
                                                                                 Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                 LLP.


----------------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Directors of the Fund during the calendar year ended December 31, 2002.



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
    NAME OF DIRECTOR                        (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
-------------------------------   ---------------------------------------------   ----------------------------------------------
INDEPENDENT:

Michael Bozic                                         None                                        over $100,000

Edwin J. Garn                                         None                                        over $100,000

Wayne E. Hedien                                       None                                        over $100,000

Dr. Manuel H. Johnson                                 None                                        over $100,000

Michael E. Nugent                                     None                                        over $100,000

INTERESTED:

Charles A. Fiumefreddo                          $10,001 - $50,000                                 over $100,000

James F. Higgins                                      None                                        over $100,000

Philip J. Purcell                                     None                                        over $100,000



     As to each independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Retail Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors including two Independent Directors, serve as members of the Insurance Committee, and three Independent Directors serve as members of the Governance Committee.

     The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended August 31, 2003, the Audit Committee held five meetings.

     The Boards of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS DIRECTORS FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Directors and the fund's management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

     DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's Articles of Incorporation provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation provides that a Director, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Director receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Directors and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Directors were paid a single meeting fee by the Fund.

     The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Directors.

     The following table illustrates the compensation that the Fund paid to its Directors for the fiscal year ended August 31, 2003. Messrs. Kearns and Reid began serving as Directors of the Fund on July 31, 2003.

                                FUND COMPENSATION



                                                                     AGGREGATE
                                                                   COMPENSATION
NAME OF DIRECTOR                                                   FROM THE FUND
----------------                                                   -------------
Michael Bozic                                                        $  1,482
Edwin J. Garn                                                           1,482
Wayne E. Hedien                                                         1,482
Dr. Manuel H. Johnson                                                   2,108
Joseph J. Kearns                                                          191
Michael E. Nugent                                                       1,924
Fergus Reid                                                               191
Charles A. Fiumefreddo                                                  4,090



     The following table illustrates the compensation paid to the Fund's Directors for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Directors received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messr. Nugent who also received compensation for his service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for

Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivative Committee meetings, three of which were held during the period ended August 31, 2003. The Derivatives Committee was eliminated on July 31, 2003.

               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX



                                            TOTAL CASH
                                           COMPENSATION
                                          FOR SERVICES TO
                                          MORGAN STANLEY
NAME OF DIRECTOR                           FUND COMPLEX
----------------                          ---------------
Michael Bozic                             $       159,650
Edwin J. Garn                                     159,650
Wayne E. Hedien                                   158,950
Dr. Manuel H. Johnson                             226,063
Joseph J. Kearns*                                  95,500
Michael E. Nugent                                 296,475
Fergus Reid*                                       95,500
Charles A. Fiumefreddo                            360,000


----------

* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Boards of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Directors fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended August 31, 2003 and by the 49 Morgan Stanley Retail Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of August 31, 2003 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Directors from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Directors of the Funds during the last calendar year and therefore did not accrue any retirement benefits. As of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.

----------
(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

      RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY RETAIL FUNDS



                                       FOR ALL ADOPTING FUNDS         RETIREMENT
                                    ----------------------------       BENEFITS         ESTIMATED ANNUAL
                                      ESTIMATED                       ACCRUED AS            BENEFITS
                                      CREDITED                         EXPENSES        UPON RETIREMENT(2)
                                      YEARS OF       ESTIMATED     -----------------   ------------------
                                     SERVICE AT    PERCENTAGE OF             BY ALL     FROM     FROM ALL
                                     RETIREMENT      ELIGIBLE      BY THE   ADOPTING     THE     ADOPTING
NAME OF INDEPENDENT DIRECTOR        (MAXIMUM 10)   COMPENSATION     FUND      FUNDS     FUND       FUNDS
----------------------------        ------------   -------------   ------   --------   -------   --------
Michael Bozic                            10           60.44%       $  383   $ 18,457   $   967   $ 47,838
Edwin J. Garn                            10           60.44           617     23,881       967     47,878
Wayne E. Hedien                           9           51.37           755     34,473       827     40,842
Dr. Manuel H. Johnson                    10           60.44           388     19,803     1,420     70,050
Michael E. Nugent                        10           60.44           688     32,362     1,269     62,646


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) on page 22.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The following person owned 5% or more of the outstanding shares of Class A of the Fund as of October 9, 2003: Citigroup Global Markets Inc. 00113390232, 333 West 34th Street-3rd Floor, New York, NY 10001 - 5.47%; Citigroup Global Markets Inc. 00113390233, 333 West 34th Street-3rd Floor, New York, NY 10001 - 5.47%; Citigroup Global Markets Inc. 00131325751, 333 West 34th Street-3rd Floor, New York, NY 10001 - 5.45% and Citigroup Global Markets Inc. 00131325750, 333 West 34th Street-3rd Floor, New York, NY 10001 - 5.45%.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended August 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $5,350,108, $3,258,237 and $2,927,240, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Directors met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors, including a majority of the Independent Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors, including a majority of the Independent Directors.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.75% and 0.85% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                  2003                     2002                      2001
                         ----------------------   ----------------------   ----------------------
Class A                    FSCs:(1) $   277,628     FSCs:(1) $   135,390     FSCs:(1) $   217,448
                          CDSCs:    $    23,338    CDSCs:    $    26,842    CDSCs:    $    12,759
Class B                   CDSCs:    $   918,343    CDSCs:    $ 1,519,542    CDSCs:    $ 3,170,758
Class C                   CDSCs:    $    21,706    CDSCs:    $    29,347    CDSCs:    $    61,850


----------
(1)  FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. During the fiscal year ended August 31, 2003, Class A, Class B and Class C shares of the Fund accrued amounts payable to the Distributor under the Plan of $62,328, $2,915,939 and $333,318, respectively, which amounts are equal to 0.20%, 0.75% and 0.85% of the average daily net assets of Class A, Class B and Class C, respectively.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase.

The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $129,499,727 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 4.30% ($5,565,578) -- advertising and promotional expenses; (ii) 0.05% ($67,558)
-- printing of prospectuses for distribution to other than current shareholders; and (iii) 95.65% ($123,866,560) -- other expenses, including the gross sales credit and the carrying charge, of which 10.38% ($12,854,517) represents carrying charges, 24.81% ($30,726,416) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 35.11% ($43,491,979) represents overhead and other branch office distribution-related expenses, and 29.70% ($36,793,648) represents excess distribution expenses of Dean Witter High Income Securities, the net assets of which were combined with those of the Fund on November 10, 1997 pursuant to an Agreement and Plan of Reorganization. The amount accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $60,327,882 as of August 31, 2003, which was equal to 14.28% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $36,087 in the case of Class C at December 31, 2002 (end of the calendar year), which was equal to 0.105% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.


F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid a total of $0, $0, and $66,683, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     The Fund did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended August 31, 2001, 2002 and 2003.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2003, the Fund paid $2,460 in brokerage commissions in connection with transactions in the aggregate amount of $146,934 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2003, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 2003, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The Fund is authorized to issue 2 billion shares of common stock of $0.01 par value for each Class. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

     All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws. Under certain circumstances, the Directors may be removed by action of the Directors. In addition, under certain circumstances, the shareholders may call a meeting to remove Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their fair value, in which case they will be value at their fair market value as determined by the Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they well be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax although it may not always do so in a particular year. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA

     Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 5.50% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charge applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Also set forth below is the actual performance of Class B and Class C as of their last fiscal year.


     From time to time, the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended August 31, 2003, calculated pursuant to this formula, were 7.00% for Class A, 6.76% for Class B, 6.67% for Class C and 7.52% for Class D.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                         INCEPTION
CLASS                      DATE:       1 YEAR     5 YEARS   10 YEARS   LIFE OF FUND
-----                    ---------    ---------   -------   --------   ------------
Class A                   09/26/79      14.78%    -12.15%    -2.83%        4.36%
Class B                   07/28/97      14.27%    -11.98%       --        -9.74%
Class C                   07/28/97      18.14%    -11.91%       --        -9.84%
Class D                   09/26/79      20.82%    -11.09%    -2.12%        4.82%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                         INCEPTION
CLASS                      DATE:       1 YEAR     5 YEARS   10 YEARS   LIFE OF FUND
-----                    ---------    ---------   -------   --------   ------------
Class A                  09/26/79       19.88%    -11.39%    -2.40%        4.54%
Class B                  07/28/97       19.27%    -11.80%       --        -9.74%
Class C                  07/28/97       19.14%    -11.91%       --        -9.84%
Class D                  09/26/79       20.82%    -11.09%    -2.12%        4.82%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                        INCEPTION
CLASS                     DATE:       1 YEAR     5 YEARS   10 YEARS   LIFE OF FUND
-----                   ---------    --------    -------   --------   ------------
Class A                  09/26/79      19.88%    -45.37%   -21.59%       189.65%
Class B                  07/28/97      19.27%    -46.63%       --        -46.42%
Class C                  07/28/97      19.14%    -46.95%       --        -46.81%
Class D                  09/26/79      20.82%    -44.45%   -19.30%       208.57%



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000, and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have increased/declined to the following amounts at August 31, 2003:



                                         INVESTMENT AT INCEPTION OF:
                         INCEPTION   ----------------------------------
CLASS                      DATE:       $10,000     $50,000    $100,000
-----                    ---------   ----------   ---------   ---------
Class A                   09/26/79   $   27,734   $ 139,756   $ 281,685
Class B                   07/28/97   $    5,358   $  26,790   $  53,580
Class C                   07/28/97   $    5,319   $  26,595   $  53,190
Class D                   09/26/79   $   30,857   $ 154,285   $ 308,570

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Classes A and D are as follows:

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS A
                          PERIOD ENDING AUGUST 31, 2003



                                               INCEPTION
CALCULATION METHODOLOGY                          DATE:       1 YEAR    5 YEARS   10 YEARS   LIFE OF FUND
-----------------------                        ---------    --------   -------   --------   ------------
After taxes on distributions                    9/26/79      10.39%    -16.68%    -7.46%        -1.28%
After taxes on distributions and redemptions    9/26/79       9.12%    -11.89%    -4.36%         0.50%



   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS D
                          PERIOD ENDING AUGUST 31, 2003



                                               INCEPTION
CALCULATION METHODOLOGY                          DATE:       1 YEAR    5 YEARS   10 YEARS   LIFE OF FUND
-----------------------                        ---------    --------   -------   --------   ------------
After taxes on distributions                    9/26/79      16.12%    -15.75%    -6.87%        -0.94%
After taxes on distributions and redemptions    9/26/79      13.00%    -11.17%    -3.89%         0.80%



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS

     EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2003

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               Corporate Bonds (88.3%)
               ADVERTISING/MARKETING SERVICES (1.5%)
$      4,000   Advanstar Communications - 144A*                                           8.639%      08/15/08   $     3,970,000
       3,805   Interep National Radio Sales, Inc. (Series B)                              10.00       07/01/08         3,310,350
       2,330   RH Donnelley Financial Corp. - 144A*                                      10.875       12/15/12         2,714,450
                                                                                                                 ---------------
                                                                                                                       9,994,800
                                                                                                                 ---------------
               AIRLINES (0.3%)
       4,640   Air Canada Corp. (Canada) (a)(b)                                           10.25       03/15/11         2,273,600
                                                                                                                 ---------------
               ALTERNATIVE POWER GENERATION (0.6%)
       2,650   Calpine Corp.                                                               8.50       02/15/11         1,974,250
       1,975   Calpine Corp. - 144A*                                                       8.50       07/15/10         1,856,500
                                                                                                                 ---------------
                                                                                                                       3,830,750
                                                                                                                 ---------------
               APPAREL/FOOTWEAR (0.2%)
       1,650   Oxford Industries Inc. - 144A*                                             8.875       06/01/11         1,716,000
                                                                                                                 ---------------
               APPAREL/FOOTWEAR RETAIL (1.2%)
         970   Gap, Inc. (The)                                                             6.90       09/15/07         1,022,137
       1,770   Gap, Inc. (The)                                                            10.55       12/15/08         2,108,512
       5,410   Payless Shoesource Inc. - 144A*                                             8.25       08/01/13         5,315,325
                                                                                                                 ---------------
                                                                                                                       8,445,974
                                                                                                                 ---------------
               AUTO PARTS: O.E.M. (2.5%)
       1,670   ArvinMeritor, Inc.                                                          8.75       03/01/12         1,728,450
       2,110   Collins & Aikman Products                                                  10.75       12/31/11         1,856,800
       3,255   Intermet Corp.                                                              9.75       06/15/09         3,092,250
       4,845   Lear Corp. (Series B)                                                       8.11       05/15/09         5,414,287
       4,660   TRW Automotive, Inc. - 144A*                                               9.375       02/15/13         5,172,600
                                                                                                                 ---------------
                                                                                                                      17,264,387
                                                                                                                 ---------------
               BROADCAST/MEDIA (1.0%)
      11,475   Tri-State Outdoor Media Group, Inc. (b)                                    11.00       05/15/08         6,942,375
                                                                                                                 ---------------
               BROADCASTING (1.5%)
       4,815   Nextmedia Operating, Inc.                                                  10.75       07/01/11         5,332,612
       4,325   Salem Communications Holdings Corp. (Series B)                              9.00       07/01/11         4,573,687
                                                                                                                 ---------------
                                                                                                                       9,906,299
                                                                                                                 ---------------
               BUILDING PRODUCTS (0.4%)
       1,705   Brand Services Inc.                                                        12.00       10/15/12         1,911,731
         775   Nortek, Inc.                                                                9.25       03/15/07           788,562
                                                                                                                 ---------------
                                                                                                                       2,700,293
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               CABLE/SATELLITE TV (5.3%)
$      1,590   Avalon Cable LLC                                                           11.75^%     12/01/08   $     1,564,162
       2,725   British Sky Broadcasting Group PLC (United Kingdom)                        6.875       02/23/09         2,929,375
         425   Charter Communications Holdings LLC                                         8.25       04/01/07           342,125
       1,780   Charter Communications Holdings/Charter Capital                            10.75       10/01/09         1,424,000
       8,465   Charter Communications Holdings/Charter Capital                            11.75^      05/15/11         4,571,100
       1,340   Charter Communications Holdings/Charter Capital                            13.50^      01/15/11           763,800
         915   CSC Holdings Inc.                                                          9.875       02/15/13           956,175
         510   CSC Holdings Inc.                                                          10.50       05/15/16           555,900
       5,095   CSC Holdings Inc. (Series B)                                               8.125       07/15/09         5,260,587
       5,780   Echostar DBS Corp.                                                         9.125       01/15/09         6,401,350
         875   Echostar DBS Corp.                                                         9.375       02/01/09           930,781
       5,186   Knology, Inc. - 144A* (c)                                                  12.00+      11/30/09         4,512,238
       2,285   Lodgenet Entertainment Corp.                                                9.50       06/15/13         2,359,262
       1,040   Pegasus Communications Corp. (Series B)                                     9.75       12/01/06           842,400
         455   Pegagus Communications Corp. (Series B)                                    12.50       08/01/07           373,100
         350   Pegasus Satellite Communications Inc.                                     12.375       08/01/06           287,000
         885   Pegasus Satellite Communications Inc.                                      13.50^      03/01/07           570,825
       1,780   Renaissance Media Group LLC                                                10.00       04/15/08         1,780,000
                                                                                                                 ---------------
                                                                                                                      36,424,180
                                                                                                                 ---------------
               CASINO/GAMING (3.3%)
      27,175   Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (a)(d)                13.50       03/01/10           135,875
       2,340   Harrah's Operating Co., Inc.                                               7.875       12/15/05         2,527,200
       5,030   International Game Technology                                              8.375       05/15/09         5,881,041
       5,455   Park Place Entertainment                                                   8.875       09/15/08         6,000,500
      27,637   Resort At Summerlin LP/Ras Co. (Series B) (a)(b)                           13.00       12/15/07                 0
       4,600   Station Casinos, Inc.                                                      8.375       02/15/08         4,887,500
       2,470   Venetian Casino/LV Sands                                                   11.00       06/15/10         2,809,625
                                                                                                                 ---------------
                                                                                                                      22,241,741
                                                                                                                 ---------------
               CELLULAR TELEPHONE (0.5%)
       3,250   Dobson Communications Corp.                                               10.875       07/01/10         3,526,250
                                                                                                                 ---------------
               CHEMICALS: MAJOR DIVERSIFIED (2.1%)
       4,731   Equistar Chemical                                                         10.125       09/01/08         4,731,000
       1,545   Equistar Chemical Funding - 144A*                                         10.625       05/01/11         1,537,275
       1,575   Huntsman Advanced Materials Corp. - 144A*                                  11.00       07/15/10         1,661,625
       7,010   Huntsman ICI Chemicals                                                    10.125       07/01/09         6,624,450
                                                                                                                 ---------------
                                                                                                                      14,554,350
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS: SPECIALTY (4.6%)
$      1,875   Acetex Corp. (Canada)                                                     10.875%      08/01/09   $     2,043,750
       2,890   Avecia Group PLC (United Kingdom)                                          11.00       07/01/09         2,456,500
       1,785   FMC Corp.                                                                  10.25       11/01/09         2,017,050
         290   Huntsman International LLC - 144A*                                         9.875       03/01/09           298,700
         945   ISP Chemco                                                                 10.25       07/01/11         1,041,862
       5,345   ISP Holdings Inc. (Series B)                                              10.625       12/15/09         5,572,162
       1,840   Lyondell Chemical Co.                                                       9.50       12/15/08         1,775,600
       2,050   Lyondell Chemical Co. (Series B)                                           9.875       05/01/07         2,029,500
       4,185   Millennium America, Inc.                                                    9.25       06/15/08         4,331,475
       3,990   Rhodia SA - 144A* (France)                                                 8.875       06/01/11         4,009,950
       2,715   Rockwood Specialties Corp. - 144A*                                        10.625       05/15/11         2,830,387
       2,705   Westlake Chemical Corp. - 144A*                                             8.75       07/15/11         2,759,100
                                                                                                                 ---------------
                                                                                                                      31,166,036
                                                                                                                 ---------------
               COMMERCIAL PRINTING/FORMS (0.0%)
      16,000   Premier Graphics Inc. (a)(b)                                               11.50       12/01/05                 0
                                                                                                                 ---------------
               COMPUTER COMMUNICATIONS (0.7%)
       4,540   Avaya, Inc.                                                               11.125       04/01/09         5,084,800
                                                                                                                 ---------------
               CONSUMER/BUSINESS SERVICES (0.9%)
       3,580   Muzak LLC/Muzak Finance Corp.                                              9.875       03/15/09         3,423,375
       2,610   Muzak LLC/Muzak Finance Corp. - 144A*                                      10.00       02/15/09         2,753,550
                                                                                                                 ---------------
                                                                                                                       6,176,925
                                                                                                                 ---------------
               CONTAINERS/PACKAGING (2.3%)
       2,850   Graphic Packaging International - 144A*                                     9.50       08/15/13         2,992,500
       1,900   Norampac, Inc. - 144A* (Canada)                                             6.75       06/01/13         1,876,250
       7,140   Owens-Brockway Glass Containers Corp.                                       8.75       11/15/12         7,497,000
         300   Owens-Brockway Glass Containers Corp. - 144A*                               7.75       05/15/11           300,000
       3,100   Pliant Corp.                                                               13.00       06/01/10         2,697,000
                                                                                                                 ---------------
                                                                                                                      15,362,750
                                                                                                                 ---------------
               DEPARTMENT STORES (0.7%)
         495   Penney (J.C.) Co., Inc.                                                    6.875       10/15/15           446,737
         565   Penney (J.C.) Co., Inc.                                                     7.60       04/01/07           589,012
         255   Penney (J.C.) Co., Inc.                                                     7.95       04/01/17           253,087
       1,650   Penney (J.C.) Co., Inc.                                                     8.00       03/01/10         1,711,875
       1,870   Penney (J.C.) Co., Inc.                                                     9.00       08/01/12         2,010,250
                                                                                                                 ---------------
                                                                                                                       5,010,961
                                                                                                                 ---------------
               DRUGSTORE CHAINS (0.3%)
       2,000   Rite Aid Corp.                                                             6.875       08/15/13         1,740,000
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES (3.7%)
$        377   AES Corp. (The)                                                            8.875%      02/15/11   $       350,610
         537   AES Corp. (The)                                                            9.375       09/15/10           515,520
       3,615   AES Corp. (The) - 144A*                                                     9.00       05/15/15         3,669,225
       1,695   Allegheny Energy, Inc.                                                      7.75       08/01/05         1,695,000
         460   CMS Energy Corp.                                                            7.50       01/15/09           439,875
       3,010   CMS Energy Corp.                                                            8.50       04/15/11         2,946,037
       1,040   IPALCO Enterprises, Inc.                                                   8.625       11/14/11         1,092,000
       3,160   Monongahela Power Co.                                                       5.00       10/01/06         3,108,650
         695   MSW Energy Holdings/Finance - 144A*                                         8.50       09/01/10           708,900
       3,140   Nevada Power Co. - 144A*                                                    9.00       08/15/13         3,273,450
       1,810   PG&E Corp. - 144A*                                                         6.875       07/15/08         1,837,150
       3,320   PSEG Energy Holdings Inc.                                                  8.625       02/15/08         3,320,000
       1,790   Southern California Edison Co. - 144A*                                      8.00       02/15/07         1,960,050
                                                                                                                 ---------------
                                                                                                                      24,916,467
                                                                                                                 ---------------
               ELECTRONIC DISTRIBUTORS (0.8%)
       4,745   BRL Universal Equipment Corp.                                              8.875       02/15/08         5,029,700
      26,000   CHS Electronics, Inc. (a)(b)                                               9.875       04/15/05           227,500
                                                                                                                 ---------------
                                                                                                                       5,257,200
                                                                                                                 ---------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS (2.1%)
       5,415   Directv Holdings/Finance - 144A*                                           8.375       03/15/13         5,915,887
       9,315   High Voltage Engineering, Inc. (b)                                         10.75       08/15/04         1,863,000
       2,335   Xerox Capital Europe PLC (United Kingdom)                                  5.875       05/15/04         2,337,919
       4,075   Xerox Corp.                                                                7.125       06/15/10         3,952,750
                                                                                                                 ---------------
                                                                                                                      14,069,556
                                                                                                                 ---------------
               ENGINEERING & CONSTRUCTION (0.5%)
       3,240   ABB Finance Inc.                                                            6.75       06/03/04         3,188,160
       2,600   Encompass Services Corp. (a)(b)                                            10.50       05/01/09                 0
                                                                                                                 ---------------
                                                                                                                       3,188,160
                                                                                                                 ---------------
               ENVIRONMENTAL SERVICES (1.2%)
       6,875   Allied Waste North America, Inc. (Series B)                                10.00       08/01/09         7,442,188
         660   Waste Management, Inc.                                                      7.00       10/15/06           723,525
                                                                                                                 ---------------
                                                                                                                       8,165,713
                                                                                                                 ---------------
               FOOD DISTRIBUTORS (0.8%)
       5,590   Volume Services America, Inc.                                              11.25       03/01/09         5,562,050
                                                                                                                 ---------------
               FOOD RETAIL (0.9%)
       4,640   Delhaize America, Inc.                                                     8.125       04/15/11         4,837,200
       1,241   Kroger Co. - 144A*                                                          8.50       07/15/17         1,349,570
                                                                                                                 ---------------
                                                                                                                       6,186,770
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               FOOD: MEAT/FISH/DAIRY (2.4%)
$      3,595   Michael Foods Inc. (Series B)                                              11.75%      04/01/11   $     4,134,250
       1,750   National Beef Packing/NB Finance - 144A*                                   10.50       08/01/11         1,828,750
       4,140   Pilgrim's Pride Corp.                                                      9.625       09/15/11         4,388,400
       5,780   Smithfield Foods Inc.                                                      7.625       02/15/08         5,837,800
         120   Smithfield Foods Inc. (Series B)                                            8.00       10/15/09           126,000
                                                                                                                 ---------------
                                                                                                                      16,315,200
                                                                                                                 ---------------
               FOOD: SPECIALTY/CANDY (0.3%)
       2,245   Merisant Co. - 144A*                                                        9.50       07/15/13         2,357,250
                                                                                                                 ---------------
               FOREST PRODUCTS (1.2%)
       1,250   Louisiana Pacific Corp.                                                    8.875       08/15/10         1,434,375
       1,375   Louisiana Pacific Corp.                                                   10.875       11/15/08         1,577,813
       1,115   Tembec Industries Inc. (Canada)                                             7.75       03/15/12         1,053,675
       3,910   Tembec Industries Inc. (Canada)                                             8.50       02/01/11         3,851,350
                                                                                                                 ---------------
                                                                                                                       7,917,213
                                                                                                                 ---------------
               GAS DISTRIBUTORS (1.1%)
       2,775   Dynegy Holdings, Inc. - 144A*                                              9.875       07/15/10         2,816,625
       4,080   Dynegy Holdings, Inc.                                                      6.875       04/01/11         3,141,600
       1,435   Southern Natural Gas                                                       8.875       03/15/10         1,513,925
                                                                                                                 ---------------
                                                                                                                       7,472,150
                                                                                                                 ---------------
               HOME BUILDING (2.7%)
       2,975   KB HOME                                                                     7.75       02/01/10         3,034,500
       1,525   Meritage Corp.                                                              9.75       06/01/11         1,626,031
       4,090   Schuler Homes, Inc.                                                        9.375       07/15/09         4,396,750
       1,310   Tech Olympic USA, Inc.                                                      9.00       07/01/10         1,323,100
       1,700   Tech Olympic USA, Inc.                                                      9.00       07/01/10         1,717,000
       2,630   Tech Olympic USA, Inc.                                                    10.375       07/01/12         2,656,300
         580   Tech Olympic USA, Inc. - 144A*                                            10.375       07/01/12           585,800
       3,110   Toll Corp.                                                                  8.25       02/01/11         3,296,600
                                                                                                                 ---------------
                                                                                                                      18,636,081
                                                                                                                 ---------------
               HOME FURNISHINGS (0.4%)
       2,795   Tempur-Pedic/Tempur Products - 144A*                                       10.25       08/15/10         2,850,900
                                                                                                                 ---------------
               HOSPITAL/NURSING MANAGEMENT (1.9%)
         625   HCA, Inc.                                                                   7.19       11/15/15           618,918
       3,600   HCA, Inc.                                                                  7.875       02/01/11         3,837,744
         750   HCA, Inc.                                                                   8.75       09/01/10           833,210
       1,145   HCA, Inc.                                                                   7.58       09/15/25         1,093,189
         390   Manor Care, Inc.                                                            7.50       06/15/06           415,350
       1,060   Manor Care, Inc.                                                            8.00       03/01/08         1,144,800

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                                       42

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
$      1,050   Manor Care, Inc. - 144A*                                                    6.25%      05/01/13   $     1,013,250
       2,285   Tenet Healthcare Corp.                                                      6.50       06/01/12         2,102,200
       1,985   Tenet Healthcare Corp.                                                     7.375       02/01/13         1,950,263
                                                                                                                 ---------------
                                                                                                                      13,008,924
                                                                                                                 ---------------
               HOTELS/RESORTS/CRUISELINES (3.0%)
       2,980   Hilton Hotels Corp.                                                        7.625       12/01/12         3,143,900
       2,085   Hilton Hotels Corp.                                                         7.95       04/15/07         2,207,494
       3,715   HMH Properties, Inc. (Series B)                                            7.875       08/01/08         3,733,575
       5,725   Horseshoe Gaming Holding Corp. (Series B)                                  8.625       05/15/09         6,025,563
         530   Starwood Hotels & Resorts Worldwide, Inc.                                  7.375       05/01/07           555,175
       4,385   Starwood Hotels & Resorts Worldwide, Inc.                                  7.875       05/01/12         4,582,325
                                                                                                                 ---------------
                                                                                                                      20,248,032
                                                                                                                 ---------------
               INDUSTRIAL CONGLOMERATES (0.5%)
       3,200   Tyco International Group S.A. (Luxembourg)                                  6.75       02/15/11         3,256,000
                                                                                                                 ---------------
               INDUSTRIAL MACHINERY (0.2%)
       1,111   Flowserve Corp.                                                            12.25       08/15/10         1,272,095
                                                                                                                 ---------------
               INDUSTRIAL SPECIALTIES (2.6%)
       4,065   Cabot Safety Corp.                                                         12.50       07/15/05         4,115,813
       4,535   International Wire Group, Inc.                                             11.75       06/01/05         2,312,850
       4,010   Johnsondiversey, Inc.                                                      9.625       05/15/12         4,240,575
       3,371   Tekni-Plex Inc. (Series B)                                                 12.75       06/15/10         3,253,015
       3,670   UCAR Finance, Inc.                                                         10.25       02/15/12         3,803,038
                                                                                                                 ---------------
                                                                                                                      17,725,291
                                                                                                                 ---------------
               INTERNET SOFTWARE/SERVICES (0.2%)
       7,131   Exodus Communications, Inc. (a)(b)                                        11.625       07/15/10           427,865
       1,410   Globix Corp. - 144A*                                                       11.00+      05/01/08         1,092,370
                                                                                                                 ---------------
                                                                                                                       1,520,235
                                                                                                                 ---------------
               INVESTMENT MANAGERS (0.8%)
       4,960   JSG Funding PLC (Ireland)                                                  9.625       10/01/12         5,356,800
                                                                                                                 ---------------
               MEDIA CONGLOMERATES (0.7%)
       1,570   Vivendi Universal SA - 144A* (France)                                       6.25       07/15/08         1,570,000
       3,155   Vivendi Universal SA - 144A* (France)                                       9.25       04/15/10         3,525,713
                                                                                                                 ---------------
                                                                                                                       5,095,713
                                                                                                                 ---------------
               MEDICAL DISTRIBUTORS (0.8%)
         220   AmerisourceBergen Corp.                                                     7.25       11/15/12           222,200
       4,885   AmerisourceBergen Corp.                                                    8.125       09/01/08         5,165,888
                                                                                                                 ---------------
                                                                                                                       5,388,088
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               MEDICAL SPECIALTIES (0.2%)
$      1,405   Apogent Technologies Inc. - 144A*                                           6.50%      05/15/13   $     1,383,925
                                                                                                                 ---------------
               MEDICAL/NURSING SERVICES (0.9%)
       5,140   Fresenius Medical Care Capital Trust                                       7.875       06/15/11         5,345,600
         795   Fresenius Medical Care Capital Trust II (Units)++                          7.875       02/01/08           828,788
                                                                                                                 ---------------
                                                                                                                       6,174,388
                                                                                                                 ---------------
               METAL FABRICATIONS (0.6%)
       4,010   Trimas Corp.                                                               9.875       06/15/12         3,929,800
                                                                                                                 ---------------
               MISCELLANEOUS COMMERCIAL SERVICES (1.0%)
       2,971   Iron Mountain Inc.                                                          7.75       01/15/15         3,030,420
       3,545   Iron Mountain Inc.                                                         8.625       04/01/13         3,686,800
                                                                                                                 ---------------
                                                                                                                       6,717,220
                                                                                                                 ---------------
               MISCELLANEOUS MANUFACTURING (1.0%)
       3,315   Amsted Industries Inc. - 144A*                                             10.25       10/15/11         3,397,875
       3,135   Jacuzzi Brands Inc. - 144A*                                                9.625       07/01/10         3,260,400
                                                                                                                 ---------------
                                                                                                                       6,658,275
                                                                                                                 ---------------
               MOVIES/ENTERTAINMENT (0.8%)
       4,850   Alliance Atlantis Communications, Inc. (Canada)                            13.00       12/15/09         5,425,938
                                                                                                                 ---------------
               OIL & GAS PIPELINES (2.9%)
       5,125   El Paso Production Holdings - 144A*                                         7.75       06/01/13         4,971,250
       4,305   GulfTerra Energy Partners, L.P.                                           10.625       12/01/12         4,956,131
       1,010   GulfTerra Energy Partners, L.P. - 144A*                                     8.50       06/01/10         1,070,600
         730   Northwest Pipeline Corp.                                                   8.125       03/01/10           759,200
       1,315   Transcontinental Gas Pipe Line Corp. (Series B)                            8.875       07/15/12         1,416,913
       4,410   Williams Companies, Inc. (The)                                             7.875       09/01/21         4,057,200
       2,065   Williams Companies, Inc. (The)                                              9.25       03/15/04         2,101,138
         340   Williams Companies, Inc. (The) - (Series A)                                 6.75       01/15/06           333,200
                                                                                                                 ---------------
                                                                                                                      19,665,632
                                                                                                                 ---------------
               OIL & GAS PRODUCTION (2.2%)
       4,395   Chesapeake Energy Corp.                                                    8.125       04/01/11         4,592,775
       3,800   Hillcorp Energy/Finance - 144A*                                            10.50       09/01/10         3,899,750
       2,155   Magnum Hunter Resources, Inc.                                               9.60       03/15/12         2,284,300
       4,030   Vintage Petroleum, Inc.                                                    7.875       05/15/11         4,070,300
                                                                                                                 ---------------
                                                                                                                      14,847,125
                                                                                                                 ---------------
               OIL REFINING/MARKETING (1.5%)
       1,750   CITGO Petroleum Corp. - 144A*                                             11.375       02/01/11         1,951,250
       1,055   Frontier Escrow Corp. - 144A*                                               8.00       04/15/13         1,070,825

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
$      3,000   Husky Oil Ltd.                                                              8.90%      08/15/28   $     3,435,000
       2,165   Tesoro Petroleum Corp.                                                      9.00       07/01/08         2,121,700
       1,815   Tesoro Petroleum Corp.                                                     9.625       04/01/12         1,805,925
                                                                                                                 ---------------
                                                                                                                      10,384,700
                                                                                                                 ---------------
               OILFIELD SERVICES/EQUIPMENT (0.6%)
       2,760   Hanover Equipment Trust 2001 A (Series A)                                   8.50       09/01/08         2,773,800
       1,655   Hanover Equipment Trust 2001 B (Series B)                                   8.75       09/01/11         1,646,725
                                                                                                                 ---------------
                                                                                                                       4,420,525
                                                                                                                 ---------------
               OTHER METALS/MINERALS (0.0%)
       3,750   Murrin Holdings Property Ltd. (Australia) (a)(b)                           9.375       08/31/07               375
                                                                                                                 ---------------
               OTHER TRANSPORTATION (0.6%)
       3,700   Laidlaw International Inc. - 144A*                                         10.75       06/15/11         3,885,000
                                                                                                                 ---------------
               PUBLISHING: BOOKS/MAGAZINES (1.3%)
       1,330   Dex Media West/Finance - 144A*                                             9.875       08/15/13         1,482,950
         980   Houghton Mifflin Co. - 144A*                                               9.875       02/01/13         1,068,200
       1,580   PEI Holdings, Inc. - 144A*                                                 11.00       03/15/10         1,736,025
       4,050   PRIMEDIA, Inc.                                                             8.875       05/15/11         4,242,375
                                                                                                                 ---------------
                                                                                                                       8,529,550
                                                                                                                 ---------------
               PUBLISHING: NEWSPAPERS (0.8%)
       4,854   Hollinger Participation Trust - 144A* (Canada)                            12.125+      11/15/10         5,266,445
                                                                                                                 ---------------
               PULP & PAPER (2.1%)
       4,305   Abitibi-Consolidated Inc. (Canada)                                          6.00       06/20/13         3,888,603
       5,600   Georgia-Pacific Corp. - 144A*                                              8.875       02/01/10         5,894,000
       4,350   Norske Skog Canada Ltd. (Canada)                                           8.625       06/15/11         4,426,125
         255   Norske Skog Canada Ltd. - 144A* (Canada)                                   8.625       06/15/11           259,463
                                                                                                                 ---------------
                                                                                                                      14,468,191
                                                                                                                 ---------------
               REAL ESTATE DEVELOPMENT (1.6%)
       5,535   CB Richard Ellis Services, Inc.                                            11.25       06/15/11         5,839,425
       5,080   LNR Property Corp. - 144A*                                                 7.625       07/15/13         5,130,800
                                                                                                                 ---------------
                                                                                                                      10,970,225
                                                                                                                 ---------------
               REAL ESTATE INVESTMENT TRUSTS (0.5%)
       3,365   Istar Financial Inc.                                                        8.75       08/15/08         3,695,780
                                                                                                                 ---------------
               SEMICONDUCTORS (0.5%)
       2,800   Fairchild Semiconductors Corp.                                             10.50       02/01/09         3,087,000
                                                                                                                 ---------------
               SERVICES TO THE HEALTH INDUSTRY (0.6%)
       1,560   Medco Health Solutions                                                      7.25       08/15/13         1,614,594
       2,190   Omnicare, Inc. (Series B)                                                  8.125       03/15/11         2,321,400
                                                                                                                 ---------------
                                                                                                                       3,935,994
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               SPECIALTY STORES (1.1%)
$      3,600   Autonation, Inc.                                                            9.00%      08/01/08   $     3,969,000
       3,285   Sonic Automotive Inc. - 144A*                                              8.625       08/15/13         3,317,850
                                                                                                                 ---------------
                                                                                                                       7,286,850
                                                                                                                 ---------------
               SPECIALTY TELECOMMUNICATIONS (1.7%)
         715   American Tower Corp.                                                       9.375       02/01/09           723,938
       2,565   Primus Telecommunications Group, Inc.                                      12.75       10/15/09         2,616,300
         260   Primus Telecommunications Group, Inc. (Series B)                           9.875       05/15/08           245,700
       5,570   Qwest Corp.                                                                5.625       11/15/08         5,263,650
       3,040   U.S. West Communications Corp.                                             6.625       09/15/05         3,055,200
      12,900   Worldwide Fiber, Inc. (Canada) (a)(b)                                      12.00       08/01/09             1,290
                                                                                                                 ---------------
                                                                                                                      11,906,078
                                                                                                                 ---------------
               STEEL (0.9%)
       3,065   Oregon Steel Mills, Inc.                                                   10.00       07/15/09         2,436,675
       3,360   United States Steel Corp.                                                   9.75       05/15/10         3,410,400
                                                                                                                 ---------------
                                                                                                                       5,847,075
                                                                                                                 ---------------
               TELECOMMUNICATION EQUIPMENT (0.7%)
       4,635   SBA Communications Corp.                                                   12.00       03/01/08         4,820,400
                                                                                                                 ---------------
               TELECOMMUNICATIONS (0.9%)
       4,630   Cincinnati Bell Inc. - 144A*                                                7.25       07/15/13         4,537,400
       1,470   NTL Inc.                                                                   19.00+      01/01/10         1,440,600
      28,834   Rhythms Netconnections, Inc. (a)(b)                                        12.75       04/15/09                 0
       4,351   Rhythms Netconnections, Inc. (a)(b)                                        14.00       02/15/10                 0
      13,538   Rhythms Netconnections, Inc. (Series B) (a)(d)                             13.50       05/15/08                 0
      15,250   Startec Global Communications Corp. (a)(b)                                 12.00       05/15/08             1,525
                                                                                                                 ---------------
                                                                                                                       5,979,525
                                                                                                                 ---------------
               TRUCKS/CONSTRUCTION/FARM MACHINERY (1.7%)
       5,260   J.B. Poindexter & Co., Inc.                                                12.50       05/15/07         4,523,600
       4,535   Manitowoc Inc. (The)                                                       10.50       08/01/12         4,988,500
       2,115   NMHG Holding Co.                                                           10.00       05/15/09         2,263,050
                                                                                                                 ---------------
                                                                                                                      11,775,150
                                                                                                                 ---------------
               WHOLESALE DISTRIBUTORS (1.3%)
       4,485   Burhmann US, Inc.                                                          12.25       11/01/09         4,776,525
       2,330   Fisher Scientific International, Inc.                                      7.125       12/15/05         2,399,900
       1,785   Fisher Scientific International, Inc. - 144A*                              8.125       05/01/12         1,847,475
                                                                                                                 ---------------
                                                                                                                       9,023,900
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 PRINCIPAL
 AMOUNT IN                                                                               COUPON       MATURITY
 THOUSANDS                                                                                RATE          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATIONS (1.6%)
$     87,300   CellNet Data Systems, Inc. (a)(b)                                          14.00%      10/01/07   $             0
       7,085   Nextel Communications Inc.                                                 9.375       11/15/09         7,651,800
       3,310   Nextel Partners Inc. (Class A)                                             11.00       03/15/10         3,558,250
                                                                                                                 ---------------
                                                                                                                      11,210,050
                                                                                                                 ---------------
               Total Corporate Bonds
                (COST $826,890,186)                                                                                  601,423,475
                                                                                                                 ---------------
               Convertible Bonds (0.9%)
               HOTELS/RESORTS/CRUISELINES (0.0%)
       1,643   Premier Cruises Ltd. - 144A* (a)(d)                                        10.00+      08/15/05                 0
                                                                                                                 ---------------
               SPECIALTY TELECOMMUNICATIONS (0.9%)
       6,665   American Tower Corp.                                                        6.25       10/15/09         6,331,750
                                                                                                                 ---------------
               Total Convertible Bonds
                (COST $7,672,802)                                                                                      6,331,750
                                                                                                                 ---------------

 NUMBER OF
  SHARES
------------
               Common Stocks (d) (3.1%)
               AEROSPACE & DEFENSE (0.1%)
      45,973   Orbital Sciences Corp. (c)                                                                                403,180
                                                                                                                 ---------------
               APPAREL/FOOTWEAR RETAIL (0.0%)
   5,421,101   County Seat Stores Corp. (c)                                                                                    0
                                                                                                                 ---------------
               CASINO/GAMING (0.0%)
     212,312   Fitzgerald Gaming Corp.**                                                                                       0
                                                                                                                 ---------------
               CELLULAR TELEPHONE (0.5%)
     391,333   Dobson Communications Corp. (c)                                                                         3,600,264
                                                                                                                 ---------------
               CONSUMER/BUSINESS SERVICES (0.7%)
     292,845   Anacomp, Inc. (Class A) (c)                                                                             4,539,097
                                                                                                                 ---------------
               ENTERTAINMENT & LEISURE (0.1%)
      15,308   AMF Bowling Worldwide, Inc.                                                                               413,316
                                                                                                                 ---------------
               FOOD: SPECIALTY/CANDY (0.0%)
      13,317   SFAC New Holdings Inc. (c)                                                                                      0
       2,447   SFAC New Holdings Inc. (c)                                                                                      0
   1,069,725   Specialty Foods Acquisition Corp. - 144A*                                                                       0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               HOTELS/RESORTS/CRUISELINES (0.0%)
     981,277   Premier Holdings Inc. (c)                                                                         $             0
                                                                                                                 ---------------
               INTERNET SOFTWARE/SERVICES (0.4%)
     825,693   Globix Corp. (c)                                                                                        2,559,648
                                                                                                                 ---------------
               MEDICAL SPECIALTIES (0.0%)
      57,963   MEDIQ, Inc. (c)                                                                                           314,739
                                                                                                                 ---------------
               MEDICAL/NURSING SERVICES (0.0%)
   1,754,896   Raintree Healthcare Corp. (c)                                                                                   0
                                                                                                                 ---------------
               MOTOR VEHICLES (0.0%)
         913   Northern Holdings Industrial Corp.* (c)                                                                         0
                                                                                                                 ---------------
               RESTAURANTS (0.2%)
     111,549   American Restaurant Group Holdings, Inc. (c)                                                                    0
      64,807   American Restaurant Group Holdings, Inc. - 144A*                                                                0
     787,160   Catalina Restaurant Group, Inc. (c)                                                                     1,574,320
                                                                                                                 ---------------
                                                                                                                       1,574,320
                                                                                                                 ---------------
               SPECIALTY TELECOMMUNICATIONS (0.0%)
      34,159   Birch Telecom Inc. (c)                                                                                          0
   1,448,200   PFB Telecom NV (Series B) (c)                                                                                   0
     331,128   Viatel Holdings Bermuda Ltd. (c)                                                                                0
      25,075   XO Communications, Inc. (c)                                                                               154,713
                                                                                                                 ---------------
                                                                                                                         154,713
                                                                                                                 ---------------
               TEXTILES (0.0%)
   2,389,334   U.S. Leather, Inc. (c)                                                                                          0
                                                                                                                 ---------------
               WIRELESS TELECOMMUNICATIONS (1.1%)
     381,789   Arch Wireless, Inc. (Class A) (c)                                                                       3,937,340
     580,766   Motient Corp. (c)                                                                                       3,542,673
     315,021   Vast Solutions, Inc. (Class B1) (c)                                                                             0
     315,021   Vast Solutions, Inc. (Class B2) (c)                                                                             0
     315,021   Vast Solutions, Inc. (Class B3) (c)                                                                             0
                                                                                                                 ---------------
                                                                                                                       7,480,013
                                                                                                                 ---------------
               Total Common Stocks
                (COST $384,918,125)                                                                                   21,039,290
                                                                                                                 ---------------
               Non-Convertible Preferred Stocks (2.2%)
               BROADCASTING (0.7%)
         523   Paxson Communications Corp.+                                                                            4,658,260
                                                                                                                 ---------------
               CABLE/SATELLITE TV (0.0%)
     384,629   Knology Holdings, Inc. - 144A* (c)                                                                          3,846
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
               CELLULAR TELEPHONE (0.6%)
       4,127   Dobson Communications Corp.+                                                                      $     4,147,635
                                                                                                                 ---------------
               ELECTRIC UTILITIES (0.7%)
       6,773   TNP Enterprises, Inc. (Series D)+                                                                       4,537,910
                                                                                                                 ---------------
               RESTAURANTS (0.2%)
       1,337   Catalina Restaurant Group, Inc. (Units)++                                                               1,203,300
                                                                                                                 ---------------
               SPECIALTY TELECOMMUNICATIONS (0.0%)
           5   Crown Castle International Corp.                                                                            5,738
                                                                                                                 ---------------
               Total Non-Convertible Preferred Stocks
                (COST $26,896,078)                                                                                    14,556,689
                                                                                                                 ---------------
               Convertible Preferred Stocks (0.2%)
               CELLULAR TELEPHONE (0.2%)
       6,080   Dobson Communications Corp. $0.06 - 144A*                                                               1,252,480
                                                                                                                 ---------------
               SPECIALTY TELECOMMUNICATIONS (0.0%)
      53,058   McLeodUSA, Inc. (Series A) $0.44                                                                          300,308
                                                                                                                 ---------------
               Total Convertible Preferred Stocks
                (COST $1,404,618)                                                                                      1,552,788
                                                                                                                 ---------------

 NUMBER OF                                                                                         EXPIRATION
 WARRANTS                                                                                             DATE
------------                                                                                      ------------
               Warrants (0.1%)
               BROADCASTING (0.0%)
       6,410   XM Satellite Radio Holdings, Inc. - 144A*                                              03/15/10            51,280
                                                                                                                 ---------------
               CASINO/GAMING (0.0%)
     319,500   Aladdin Gaming Enterprises, Inc. - 144A*                                               03/01/10                 0
      23,000   Resort At Summerlin LP - 144A*                                                         12/15/07                 0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
               ELECTRIC UTILITIES (0.0%)
       1,850   TNP Enterprises, Inc. - 144A*                                                          04/01/11                18
                                                                                                                 ---------------
               MOVIES/ENTERTAINMENT (0.1%)
      36,019   AMF Bowling Worldwide, Inc. (Series A)                                                 03/09/09           306,162
      35,191   AMF Bowling Worldwide, Inc. (Series B)                                                 03/09/09           158,360
                                                                                                                 ---------------
                                                                                                                         464,522
                                                                                                                 ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF                                                                                         EXPIRATION
  WARRANTS                                                                                            DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------------
               RESTAURANTS (0.0%)
       9,526   American Restaurant Group Holdings, Inc. (c)                                           12/15/03   $             0
       4,500   American Restaurant Group Holdings, Inc. - 144A*                                       08/15/08                 0
     334,250   Catalina Restaurant Group (c)                                                          07/10/12                 0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
               SPECIALTY TELECOMMUNICATIONS (0.0%)
      17,500   Birch Telecom Inc.                                                                     06/15/08                 0
     117,571   McLeodUSA, Inc.                                                                        04/16/07            43,501
     526,668   Versatel Telecom International NV (Netherlands)                                        10/08/04            63,628
      50,148   XO Communications Inc. (Class A)                                                       01/16/10                 0
      37,609   XO Communications Inc. (Class B)                                                       01/16/10                 0
      37,609   XO Communications Inc. (Class C)                                                       01/16/10                 0
                                                                                                                 ---------------
                                                                                                                         107,129
                                                                                                                 ---------------
               TELECOMMUNICATIONS (0.0%)
      13,250   Startec Global Communications Corp. - 144A*                                            05/15/08                 0
                                                                                                                 ---------------
               Total Warrants
                (COST $2,124,966)                                                                                        622,949
                                                                                                                 ---------------
  PRINCIPAL
  AMOUNT IN                                                                           COUPON        MATURITY
  THOUSANDS                                                                            RATE           DATE
------------                                                                       ------------   ------------
               Short-Term Investment (1.7%)
               Repurchase Agreement
$     11,794   Joint repurchase agreement account (dated 08/29/03;
                 proceeds $11,795,376) (e)
                 (COST $11,794,000)                                                        1.05%      09/02/03        11,794,000
                                                                                                                 ---------------
               Total Investments
                (COST $1,261,700,775) (f)                                                                 96.5%      657,320,941
               Other Assets in Excess of Liabilities                                                       3.5        23,802,835
                                                                                                  ------------   ---------------
               Net Assets                                                                                100.0%  $   681,123,776
                                                                                                  ============   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
     *  RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
    **  RESALE IS RESTRICTED; ACQUIRED (12/22/98) AT A COST BASIS OF $957,527.
     +  PAYMENT-IN-KIND SECURITY.
    ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BOND OR PREFERRED STOCK WITH ATTACHED WARRANTS.
     ^ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
    (a) ISSUER IN BANKRUPTCY.
    (b) NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
    (c) ACQUIRED THROUGH EXCHANGE OFFER.
    (d) NON-INCOME PRODUCING SECURITIES.
    (e) COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
    (f) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $1,258,804,227. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $35,168,716 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $636,652,002, RESULTING IN NET UNREALIZED DEPRECIATION OF $601,483,286.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2003

Assets:
Investments in securities, at value (cost $1,261,700,775)              $   657,320,941
Receivable for:
  Interest                                                                  12,501,914
  Capital stock sold                                                         7,450,991
  Investments sold                                                           6,102,326
Prepaid expenses and other assets                                               94,976
                                                                       ---------------
     Total Assets                                                          683,471,148
                                                                       ---------------
Liabilities:
Payable for:
  Investments purchased                                                        972,923
  Capital stock redeemed                                                       428,867
  Distribution fee                                                             306,612
  Investment management fee                                                    273,149
Accrued expenses and other payables                                            365,821
                                                                       ---------------
     Total Liabilities                                                       2,347,372
                                                                       ---------------
     Net Assets                                                        $   681,123,776
                                                                       ===============
Composition of Net Assets:
Paid-in-capital                                                        $ 3,115,523,795
Net unrealized depreciation                                               (604,379,834)
Accumulated undistributed net investment income                                162,662
Accumulated net realized loss                                           (1,830,182,847)
                                                                       ---------------
     Net Assets                                                        $   681,123,776
                                                                       ===============
Class A Shares:
Net Assets                                                             $    38,071,507
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)                 22,753,637
     Net Asset Value Per Share                                         $          1.67
                                                                       ===============
     Maximum Offering Price Per Share,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)                 $          1.74
                                                                       ===============
Class B Shares:
Net Assets                                                             $   422,467,542
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)                253,379,711
     Net Asset Value Per Share                                         $          1.67
                                                                       ===============
Class C Shares:
Net Assets                                                             $    45,113,502
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)                 26,997,188
     Net Asset Value Per Share                                         $          1.67
                                                                       ===============
Class D Shares:
Net Assets                                                             $   175,471,225
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)                104,651,794
     Net Asset Value Per Share                                         $          1.68
                                                                       ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED AUGUST 31, 2003

Net Investment
Income:
Income
Interest                                                        $     73,781,585
Dividends                                                              4,477,876
                                                                ----------------
    Total Income                                                      78,259,461
                                                                ----------------
Expenses
Investment management fee                                              2,927,240
Distribution fee (Class A shares)                                         62,328
Distribution fee (Class B shares)                                      2,915,939
Distribution fee (Class C shares)                                        333,318
Transfer agent fees and expenses                                       1,469,816
Taxes                                                                    294,555
Professional fees                                                        189,965
Shareholder reports and notices                                          136,836
Registration fees                                                         72,445
Directors' fees and expenses                                              26,644
Custodian fees                                                             7,233
Other                                                                     28,545
                                                                ----------------
    Total Expenses                                                     8,464,864
                                                                ----------------
    Net Investment Income                                             69,794,597
                                                                ----------------
Net Realized and Unrealized Gain (Loss):
Net realized loss                                                   (927,632,141)
Net change in unrealized depreciation                                966,925,307
                                                                ----------------
    Net Gain                                                          39,293,166
                                                                ----------------
Net Increase                                                    $    109,087,763
                                                                ================

                        See Notes to Financial Statements

Statement of Changes in Net Assets

                                                               FOR THE YEAR        FOR THE YEAR
                                                                  ENDED               ENDED
                                                             AUGUST 31, 2003     AUGUST 31, 2002
                                                           ------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                      $       69,794,597   $       90,450,964
Net realized loss                                                (927,632,141)        (375,136,573)
Net change in unrealized depreciation                             966,925,307          111,513,872
                                                           ------------------   ------------------

    Net Increase (Decrease)                                       109,087,763         (173,171,737)
                                                           ------------------   ------------------

Dividends and Distributions to Shareholders from:
Net investment income
 Class A shares                                                    (3,157,603)          (3,878,089)
 Class B shares                                                   (38,559,338)         (69,129,555)
 Class C shares                                                    (3,797,508)          (5,647,596)
 Class D shares                                                   (14,815,212)         (16,092,318)
Paid-in-capital
 Class A shares                                                            --             (425,216)
 Class B shares                                                            --           (7,579,753)
 Class C shares                                                            --             (619,234)
 Class D shares                                                            --           (1,764,452)
                                                           ------------------   ------------------

    Total Dividends and Distributions                             (60,329,661)        (105,136,213)
                                                           ------------------   ------------------

Net increase (decrease) from capital stock transactions           116,673,515          (94,605,170)
                                                           ------------------   ------------------

    Net Increase (Decrease)                                       165,431,617         (372,913,120)

Net Assets:
Beginning of period                                               515,692,159          888,605,279
                                                           ------------------   ------------------

End of Period
 (Including accumulated undistributed net investment
 income of $162,662 and dividends in excess of net
 investment income of $17,405,768, respectively)           $      681,123,776   $      515,692,159
                                                           ==================   ==================

                        See Notes to Financial Statements

MORGAN STANLEY HIGH YIELD SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2003


1. Organization and Accounting Policies
Morgan Stanley High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified, open-end management investment company. The Fund's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979 and commenced operations on September 26, 1979. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (2) fixed income portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation; (3) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (5) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (6) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (7) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $60,327,882 at August 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $23,338, $918,343 and $21,706, respectively and received $277,628 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2003, aggregated $386,219,201 and $369,664,877, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $20,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2003 included in Directors' fees and expenses in the Statement of Operations amounted to $13,434. At August 31, 2003, the Fund had an accrued pension liability of $57,234 which is included in accrued expenses in the Statement of Assets and Liabilities.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions with such companies during the year ended August 31, 2003 were as follows:

ISSUER                                           PURCHASES       SALES       REALIZED GAIN    INCOME        VALUE
------                                           ---------    ------------   -------------    ------    -------------
Anacomp Inc.-- Class A                              --        $  3,784,829   $     321,482      --      $   4,539,097
Catalina Restaurant Group                           --                  --              --      --          1,574,320
Globix Corp.                                        --                  --              --      --          2,559,648

5. Fund Acquisitions -- Morgan Stanley High Income Advantage Trusts

On December 16, 2002, the Fund acquired all the net assets of Morgan Stanley High Income Advantage Trust ("HIAT"), Morgan Stanley High Income Advantage Trust II ("HIAT II") and Morgan Stanley High Income Advantage Trust III ("HIAT III") based on the respective valuations as of the close of business on December 13, 2002, pursuant to three reorganization plans approved by the shareholders of HIAT, HIAT II, and HIAT III on December 10, 2002. The acquisition was accomplished by a tax-free exchange of 16,043,676 Class D shares of the Fund at a net asset value of $1.53 per share for 29,935,152 shares of HIAT; 21,167,160 Class D shares of the Fund at a net asset value of $1.53 per share for 35,201,907 shares of HIAT II; and 8,521,386 Class D shares of the Fund at a net asset value of $1.53 per share for 12,782,079 shares of HIAT III. The net assets of the Fund and HIAT, HIAT II, and HIAT III immediately before the acquisition were $504,383,912, $24,638,052, $32,445,236, and $12,976,663, respectively, including unrealized depreciation of $78,827,004, $102,180,638, and $38,615,052 for HIAT, HIAT II, and HIAT III, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $574,443,863.

6. Capital Stock
Transactions in capital stock were as follows:

                                                                        FOR THE YEAR                      FOR THE YEAR
                                                                            ENDED                             ENDED
                                                                       AUGUST 31, 2003                   AUGUST 31, 2002
                                                               -------------------------------   -------------------------------
                                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                               --------------   --------------   --------------   --------------
CLASS A SHARES
Sold                                                               39,836,992   $   64,688,820       10,201,614   $   20,177,481
Reinvestment of dividends and distributions                         1,022,505        1,601,355        1,119,515        2,083,474
Redeemed                                                          (33,475,330)     (54,476,121)     (11,782,958)     (23,700,021)
                                                               --------------   --------------   --------------   --------------
Net increase (decrease) -- Class A                                  7,384,167       11,814,054         (461,829)      (1,439,066)
                                                               --------------   --------------   --------------   --------------
CLASS B SHARES
Sold                                                               77,421,752      122,904,213       39,306,397       74,811,260
Reinvestment of dividends and distributions                         9,626,091       15,003,266       14,993,853       27,953,825
Redeemed                                                          (73,660,925)    (116,540,305)    (101,220,067)    (190,557,689)
                                                               --------------   --------------   --------------   --------------
Net increase (decrease) -- Class B                                 13,386,918       21,367,174      (46,919,817)     (87,792,604)
                                                               --------------   --------------   --------------   --------------
CLASS C SHARES
Sold                                                               12,695,388       20,107,539        7,565,119       14,251,142
Reinvestment of dividends and distributions                         1,158,259        1,809,569        1,601,530        2,981,218
Redeemed                                                           (8,770,002)     (13,966,548)      (8,724,288)     (16,164,050)
                                                               --------------   --------------   --------------   --------------
Net increase -- Class C                                             5,083,645        7,950,560          442,361        1,068,310
                                                               --------------   --------------   --------------   --------------
CLASS D SHARES
Sold                                                               32,279,099       51,598,560       13,842,546       25,568,899
Reinvestment of dividends and distributions                         4,850,711        7,624,480        6,026,961       11,290,465
Shares issued in connection with the acquisition of the
 Morgan Stanley High Income Advantage Trusts (See Note 7)          45,732,222       70,059,951               --               --
Redeemed                                                          (33,881,962)     (53,741,264)     (23,300,211)     (43,301,174)
                                                               --------------   --------------   --------------   --------------
Net increase (decrease)-- Class D                                  48,980,070       75,541,727       (3,430,704)      (6,441,810)
                                                               --------------   --------------   --------------   --------------
Net increase (decrease) in Fund                                    74,834,800   $  116,673,515      (50,369,989)  $  (94,605,170)
                                                               ==============   ==============   ==============   ==============

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                FOR THE YEAR      FOR THE YEAR
                                                                    ENDED             ENDED
                                                               AUGUST 31, 2003   AUGUST 31, 2002
                                                               ---------------   ---------------
Ordinary income                                                $    60,329,661   $    95,176,609
Paid-in capital                                                             --         9,959,604
                                                               ---------------   ---------------
Total distributions                                            $    60,329,661   $   105,136,213
                                                               ===============   ===============

As of August 31, 2003, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income                                  $        116,367
Undistributed long-term gains                                                --
                                                               ----------------
Net accumulated earnings                                                116,367
Capital loss carryforward*                                       (1,072,223,163)
Post-October losses                                                (756,963,011)
Temporary differences                                                (3,846,926)
Net unrealized depreciation                                        (601,483,286)
                                                               ----------------
Total accumulated losses                                       $ (2,434,400,019)
                                                               ================

*As of August 31, 2003, the Fund had a net capital loss carryforward of $1,072,223,163 of which $27,363,677 will expire on August 31, 2004, $42,577,150 will expire on August 31, 2005, $15,861,101 will expire on August 31, 2006, $28,176,968 will expire on August 31, 2007, $73,114,566 will expire on August 31, 2008, $92,557,036 will expire on August 31, 2009, $224,095,251 will expire on August 31, 2010 and $568,477,414 will expire on August 31, 2011 to offset future capital gains to the extent provided by regulations.

As part of the Fund's acquisition of the assets of Morgan Stanley High Income Advantage Trusts I, II and III (the "HIATs"), the Fund obtained a net capital loss carryforward of $231,274,856 from the HIATs. Utilization of this carryforward is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryforward available.

As of August 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), interest on bonds in default and book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund and capital loss carryforwards expired or written off by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $318,746,954, accumulated undistributed net investment income was credited $10,205,488 and accumulated net realized loss was credited $308,541,466.

MORGAN STANLEY HIGH YIELD SECURITIES INC.

FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                        FOR THE YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                       2003           2002           2001           2000           1999
                                                   ------------   ------------   ------------   ------------   ------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period               $       1.55   $       2.32   $       4.35   $       5.51   $       6.16
                                                   ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income++                                  0.19           0.26           0.47           0.69           0.72
  Net realized and unrealized gain (loss)                  0.10          (0.73)         (1.99)         (1.13)         (0.63)
                                                   ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment operations             0.29          (0.47)         (1.52)         (0.44)          0.09
                                                   ------------   ------------   ------------   ------------   ------------

Less dividends and distributions from:
  Net investment income                                   (0.17)         (0.27)         (0.51)         (0.72)         (0.74)
  Paid-in-capital                                             -          (0.03)             -              -              -
                                                   ------------   ------------   ------------   ------------   ------------
Total dividends and distributions                         (0.17)         (0.30)         (0.51)         (0.72)         (0.74)
                                                   ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                     $       1.67   $       1.55   $       2.32   $       4.35   $       5.51
                                                   ============   ============   ============   ============   ============
Total Return+                                             19.88%        (21.70)%       (37.05)%        (8.88)%         1.47%

Ratios to Average Net Assets(1):
Expenses                                                   1.06%          0.99%          0.77%          0.70%          0.68%
Net investment income                                     11.96%         13.76%         15.17%         13.62%         12.42%

Supplemental Data:
Net assets, end of period, in thousands            $     38,072   $     23,879   $     36,762   $     57,273   $     68,667
Portfolio turnover rate                                      66%            39%            49%            20%            36%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                        FOR THE YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                       2003           2002           2001           2000           1999
                                                   ------------   ------------   ------------   ------------   ------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period               $       1.55   $       2.32   $       4.34   $       5.50   $       6.15
                                                   ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income++                                  0.18           0.25           0.46           0.66           0.69
  Net realized and unrealized gain (loss)                  0.10          (0.73)         (1.99)         (1.13)         (0.64)
                                                   ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment operations             0.28          (0.48)         (1.53)         (0.47)          0.05
                                                   ------------   ------------   ------------   ------------   ------------

Less dividends and distributions from:
  Net investment income                                   (0.16)         (0.26)         (0.49)         (0.69)         (0.70)
  Paid-in-capital                                             -          (0.03)             -              -              -
                                                   ------------   ------------   ------------   ------------   ------------
Total dividends and distributions                         (0.16)         (0.29)         (0.49)         (0.69)         (0.70)
                                                   ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                     $       1.67   $       1.55   $       2.32   $       4.34   $       5.50
                                                   ============   ============   ============   ============   ============
Total Return+                                             19.27%        (22.00)%       (37.27)%        (9.39)%         0.92%

Ratios to Average Net Assets(1):
Expenses                                                   1.61%          1.56%          1.37%          1.25%          1.24%
Net investment income                                     11.41%         13.19%         14.57%         13.07%         11.86%

Supplemental Data:
Net assets, end of period, in thousands            $    422,468   $    371,399   $    664,706   $  1,381,008   $  1,927,186
Portfolio turnover rate                                      66%            39%            49%            20%            36%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                        FOR THE YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                       2003           2002           2001           2000           1999
                                                   ------------   ------------   ------------   ------------   ------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period               $       1.55   $       2.32   $       4.34   $       5.51   $       6.15
                                                   ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income++                                  0.18           0.25           0.45           0.66           0.68
  Net realized and unrealized gain (loss)                  0.10          (0.73)         (1.98)         (1.14)         (0.62)
                                                   ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment operations             0.28          (0.48)         (1.53)         (0.48)          0.06
                                                   ------------   ------------   ------------   ------------   ------------

Less dividends and distributions from:
  Net investment income                                   (0.16)         (0.26)         (0.49)         (0.69)         (0.70)
  Paid-in-capital                                             -          (0.03)             -              -              -
                                                   ------------   ------------   ------------   ------------   ------------
Total dividends and distributions                         (0.16)         (0.29)         (0.49)         (0.69)         (0.70)
                                                   ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                     $       1.67   $       1.55   $       2.32   $       4.34   $       5.51
                                                   ============   ============   ============   ============   ============
Total Return+                                             19.14%        (22.11)%       (37.24)%        (9.66)%         0.99%

Ratios to Average Net Assets(1):
Expenses                                                   1.71%          1.66%          1.47%          1.35%          1.34%
Net investment income                                     11.31%         13.09%         14.47%         12.97%         11.76%

Supplemental Data:
Net assets, end of period, in thousands            $     45,114   $     33,978   $     49,818   $     86,951   $    109,142
Portfolio turnover rate                                      66%            39%            49%            20%            36%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                        FOR THE YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------------------
                                                       2003           2002           2001           2000           1999
                                                   ------------   ------------   ------------   ------------   ------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period               $       1.55   $       2.32   $       4.35   $       5.51   $       6.16
                                                   ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
  Net investment income++                                  0.19           0.26           0.48           0.70           0.74
  Net realized and unrealized gain (loss)                  0.11          (0.73)         (1.99)         (1.13)         (0.64)
                                                   ------------   ------------   ------------   ------------   ------------
Total income (loss) from investment operations             0.30          (0.47)         (1.51)         (0.43)          0.10
                                                   ------------   ------------   ------------   ------------   ------------

Less dividends and distributions from:
  Net investment income                                   (0.17)         (0.27)         (0.52)         (0.73)         (0.75)
  Paid-in-capital                                             -          (0.03)             -              -              -
                                                   ------------   ------------   ------------   ------------   ------------
Total dividends and distributions                         (0.17)         (0.30)         (0.52)         (0.73)         (0.75)
                                                   ------------   ------------   ------------   ------------   ------------

Net asset value, end of period                     $       1.68   $       1.55   $       2.32   $       4.35   $       5.51
                                                   ============   ============   ============   ============   ============
Total Return+                                             20.82%        (21.45)%       (36.95)%        (8.69)%         1.67%

Ratios to Average Net Assets(1):
Expenses                                                   0.86%          0.81%          0.62%          0.50%          0.49%
Net investment income                                     12.16%         13.94%         15.32%         13.82%         12.61%

Supplemental Data:
Net assets, end of period, in thousands            $    175,471   $     86,436   $    137,319   $    246,941   $    333,714
Portfolio turnover rate                                      66%            39%            49%            20%            36%

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY HIGH YIELD SECURITIES INC.

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Morgan Stanley High Yield Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley High Yield Securities Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley High Yield Securities Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 21, 2003

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Selection or ratification of auditors.

      - Approval of financial statements, director and auditor reports.

      - Election of Directors.

      - Limiting Directors' liability and broadening indemnification of Directors.

      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

      - General updating/corrective amendments to the charter.

      - Elimination of cumulative voting.

      - Elimination of preemptive rights.

      - Provisions for confidential voting and independent tabulation of voting results.

      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      CAPITALIZATION CHANGES

      - Capitalization changes that eliminate other classes of stock and voting rights.

      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

      - Proposals for share repurchase plans.

      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

      - Proposals to effect stock splits.

      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      COMPENSATION

      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

      - Establishment of Employee Stock Option Plans and other employee ownership plans.

      ANTI-TAKEOVER MATTERS

      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

      - Creation of "blank check" preferred stock.

      - Changes in capitalization by 100% or more.

      - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

      - Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

      CORPORATE TRANSACTIONS

      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

        (i)   Whether the stock option plan is incentive based;

        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

      ANTI-TAKEOVER PROVISIONS

      - Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      - Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      - Confidential voting.

      - Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      - Proposals that limit tenure of directors.

      - Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      - Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      - Proposals that limit retirement benefits or executive compensation.

      - Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      - Requiring shareholder approval of golden parachutes.

      - Elimination of certain anti-takeover related provisions.

      - Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

      (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

      (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

      (c)  The Committee will meet at least monthly to (among other matters):
           (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

      (d)  The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

      (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

      (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

      (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                    MORGAN STANLEY HIGH YIELD SECURITIES INC.
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

a(1). Articles of Incorporation of the Registrant, dated June 12, 1979 and amendments thereto, comprised of amended Articles of Incorporation dated March 18, 1983, December 16, 1985 and January 19, 1989, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on October 25, 1995.

a(2). Articles of Amendment, dated May 23, 1997 and July 28, 1997, and Articles Supplementary, dated July 28, 1997, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 3, 1997.

a(3). Articles of Amendment, dated June 22, 1998 are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

a(4). Articles of Amendment, dated June 18, 2001, are incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

a(5). Certificate of Correction to Articles of Amendment, dated October 30, 2003, filed herein.

a(6). Certificate of Correction to Articles Supplementary, dated October 30, 2003, filed herein.

b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

c.      Not Applicable.

d. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

e(1). Amended Distribution Agreement dated June 22, 1998 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

e(2). Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 17 to the Registration Statement on
        Form N-1A, filed on October 22, 1993.

e(3). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(c) of Post-Effective No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

f. Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

g(1). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on October 25, 1995.

g(2). Amendment to Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 24, 1996.

g(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

g(4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated herein by reference to
        Exhibit 7(d) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

h(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on October 30, 2000.

h(2). Amended and Restated Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

i. Legal Opinion of Dennis H. Greenwald, Esq., dated August 16, 1979, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

j.      Consent of Independent Auditors, filed herein.

k.      Not Applicable.

l.      Not Applicable.

m. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 3, 1997.

n. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

o.      Not Applicable.

p(1). Code of Ethics of Morgan Stanley Investment Management, is incorporated by reference to Exhibit 16(a). of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on September 30, 2002.

p(2). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b). of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on September 29, 2002.

Other   Powers of Attorney of Directors, dated October 22, 2003, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Reference is made to Section 3.15 of the Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Directors, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of registrant, or who is or was serving at the request of registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
  INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS        INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------   -----------------------------------------------------------------------
Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer   Management; Chairman, Chief Executive Officer and Director of Morgan
and Director                         Stanley Distributors; Chairman and Director of Morgan Stanley Trust;
                                     President, Chief Executive Officer and Director of Morgan Stanley
                                     Services; President of the Morgan Stanley Retail Funds, TCW/DW Term
                                     Trust 2003 and the Institutional Funds; Director of Morgan Stanley
                                     Investment Management Inc.; Member of the Executive Committee of
                                     Morgan Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of the
                                     Van Kampen Open-End Funds; President and Chief Executive Officer of
                                     the Van Kampen Closed-End Funds.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley Investment
Managing Director,                   Management; Managing Director and Director of Morgan Stanley Services;
and Director                         Vice President and Secretary of Morgan Stanley Distributors; Vice
                                     President and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                Investment Management Inc.; Chief Investment Officer and Managing
Chief Investment Officer             Director of Morgan Stanley Investments LP; Director of Morgan Stanley
                                     Trust.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment Management
Managing Director                    Inc.; Director of the Universal Institutional Funds; Managing Director
                                     and Executive Committee member of Morgan Stanley Investments LP;
                                     Chairman of Morgan Stanley Institutional Fund Trust; Director of
                                     Morgan Stanley Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and Director of Morgan
Managing Director, Chief             Stanley Services; Chief Executive Officer and Director of Morgan
Administrative Officer and           Stanley Trust; Executive Vice President and Principal Executive
Director                             Officer of the Morgan Stanley Funds.

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc., Morgan
Managing Director                    Stanley Investments LP and Morgan Stanley Dean Witter Investment
                                     Management Ltd.; Vice President and Investment Manager of Morgan
                                     Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments of
Managing Director and Chief          Morgan Stanley Investment Management Inc. and Morgan Stanley
Administrative Officer-Investments   Investments LP.

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                     Executive Director of Morgan Stanley Services; Vice President and
Executive Director                   Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equity Fund

(20) Morgan Stanley European Growth Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Flexible Income Trust

(24) Morgan Stanley Fund of Funds

(25) Morgan Stanley Fundamental Value Fund

(26) Morgan Stanley Global Advantage Fund

(27) Morgan Stanley Global Dividend Growth Securities

(28) Morgan Stanley Global Utilities Fund

(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Hawaii Municipal Trust

(31) Morgan Stanley Health Sciences Trust

(32) Morgan Stanley High Yield Securities Inc.

(33) Morgan Stanley Income Builder Fund

(34) Morgan Stanley Information Fund

(35) Morgan Stanley International Fund

(36) Morgan Stanley International SmallCap Fund

(37) Morgan Stanley International Value Equity Fund

(38) Morgan Stanley Japan Fund

(39) Morgan Stanley KLD Social Index Fund

(40) Morgan Stanley Latin American Growth Fund

(41) Morgan Stanley Limited Duration Fund

(42) Morgan Stanley Limited Duration U.S. Treasury Trust

(43) Morgan Stanley Limited Term Municipal Trust

(44) Morgan Stanley Liquid Asset Fund Inc.

(45) Morgan Stanley Market Leader Trust

(46) Morgan Stanley Mid-Cap Value Fund

(47) Morgan Stanley Multi-State Municipal Series Trust

(48) Morgan Stanley Nasdaq-100 Index Fund

(49) Morgan Stanley Natural Resource Development Securities Inc.

(50) Morgan Stanley New Discoveries Fund

(51) Morgan Stanley New York Municipal Money Market Trust

(52) Morgan Stanley New York Tax-Free Income Fund

(53) Morgan Stanley Next Generation Trust

(54) Morgan Stanley Pacific Growth Fund Inc.

(55) Morgan Stanley Prime Income Trust

(56) Morgan Stanley Quality Income Trust

(57) Morgan Stanley Real Estate Fund

(58) Morgan Stanley S&P 500 Index Fund

(59) Morgan Stanley Select Dimensions Investment Series

(60) Morgan Stanley Small-Mid Special Value Fund

(61) Morgan Stanley Special Growth Fund

(62) Morgan Stanley Special Value Fund

(63) Morgan Stanley Strategist Fund

(64) Morgan Stanley Tax-Exempt Securities Trust

(65) Morgan Stanley Tax-Free Daily Income Trust

(66) Morgan Stanley Total Market Index Fund

(67) Morgan Stanley Total Return Trust

(68) Morgan Stanley U.S. Government Money Market Trust

(69) Morgan Stanley U.S. Government Securities Trust

(70) Morgan Stanley Utilities Fund

(71) Morgan Stanley Value-Added Market Series

(72) Morgan Stanley Value Fund

(73) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
James F. Higgins                              Director

Philip J. Purcell                             Director

John Schaeffer                                Director

Charles Vadala             Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of October, 2003.

                                       MORGAN STANLEY HIGH YIELD SECURITIES INC.

                                        By:      /s/ BARRY FINK
                                            ------------------------------------
                                                 Barry Fink
                                                 VICE PRESIDENT AND SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURES                                  TITLE                DATE
                  ----------                                  -----                ----
(1) Principal Executive Officer                   Executive Vice President and
                                                  Principal Executive Officer


By:             /s/ RONALD E. ROBISON
    -------------------------------------------
                Ronald E. Robison                                                10/30/03


(2) Principal Financial Officer                   Chief Financial Officer


By:             /s/ FRANCIS J. SMITH
    -------------------------------------------
                Francis J. Smith                                                 10/30/03


(3) Majority of the Directors


    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins


By:             /s/ BARRY FINK
    -------------------------------------------
                Barry Fink                                                       10/30/03
                Attorney-in-Fact


    Michael Bozic              Manuel H. Johnson
    Edwin J. Garn              Joseph J. Kearns
    Wayne E. Hedien            Michael E. Nugent
                               Fergus Reid


By:             /s/ STUART M. STRAUSS
    -------------------------------------------
                Stuart M. Strauss                                                10/30/03
                Attorney-in-Fact

                    MORGAN STANLEY HIGH YIELD SECURITIES INC.

                                  EXHIBIT INDEX


a(5). -- Certificate of Correction to Articles of Amendment, dated October 30, 2003.

a(6). -- Certificate of Correction to Articles Supplementary, dated October 30, 2003.

b.    --  Amended and Restated By-Laws of the Registrant, dated April 24, 2003.

j.    --  Consent of Independent Auditors.

Other --  Powers of Attorney for Directors dated October 22, 2003.